                            THE GLENMEDE FUND, INC.
                            THE GLENMEDE PORTFOLIOS
                   1 South Street, Baltimore, Maryland 21202
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                                (800) 442-8299
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          Prospectus -- February 27, 1997 (as revised November 7, 1997)

INVESTMENT OBJECTIVES

The Glenmede Fund, Inc., a Maryland corporation ("Glenmede Fund"), and The Glenmede Portfolios, a Massachusetts business trust ("Glenmede Portfolios" and collectively with Glenmede Fund, the "Funds"), are no-load, open-end management investment companies. The Funds currently offer twelve series of shares, each of which has different investment objectives and policies. The securities offered hereby are five of these series of shares (known as "Portfolios") of the Funds listed below.

Government Cash Portfolio. The objective of the Government Cash Portfolio is to provide maximum current interest income consistent with the preservation of capital and liquidity. The Government Cash Portfolio seeks to achieve its objective by investing primarily in short-term money market instruments issued by the U.S. Treasury, U.S. Government agencies, or other agencies, enterprises or instrumentalities sponsored by the U.S. Government and by entering into repurchase agreements secured thereby. It is anticipated that the Portfolio will maintain a constant net asset value or price of $1.00 per share, and an average weighted maturity of 90 days or less.

Tax-Exempt Cash Portfolio. The objective of the Tax-Exempt Cash Portfolio is to provide maximum current interest income exempt from Federal income taxes consistent with the preservation of capital and liquidity. The Tax-Exempt Cash Portfolio seeks to achieve its objective by investing primarily in short-term, high quality municipal securities ("Municipal Obligations"). It is anticipated that the Portfolio will maintain a constant net asset value or price of $1.00 per share, and an average weighted maturity of 90 days or less.

Core Fixed Income Portfolio. The objective of the Core Fixed Income Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal. The Core Fixed Income Portfolio seeks to achieve its objective by investing primarily in mortgage-backed securities and medium-term fixed income securities issued by the U.S. Treasury, U.S. Government agencies, or other agencies, enterprises or instrumentalities sponsored by the U.S. Government. The Portfolio may also invest up to 35% of its total assets during normal circumstances in other securities, including debt obligations of domestic and foreign companies. The net asset value of this Portfolio will fluctuate.

Muni Intermediate Portfolio. The objective of the Muni Intermediate Portfolio is to seek as high a level of current income exempt from Federal income tax as is consistent with preservation of capital. The Muni Intermediate Portfolio seeks to achieve its objective by investing primarily in Municipal Obligations. The net asset value of this Portfolio will fluctuate.

New Jersey Muni Portfolio. The objective of the New Jersey Muni Portfolio is to seek as high a level of current income exempt from Federal income tax as is consistent with preservation of capital. The New Jersey Muni Portfolio seeks to achieve its objective by investing primarily in Municipal Obligations. The net asset value of this Portfolio will fluctuate.

     Total return consists of income (dividend and/or interest income from portfolio securities) and capital gains and losses, both realized and unrealized, from portfolio securities.

     Shares of the Portfolios are subject to investment risks, including possible loss of principal, are not bank deposits and are not endorsed by, insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, The Glenmede Corporation or any of its affiliates or any other governmental agency or bank. There can be no assurance that the Government Cash or Tax-Exempt Cash Portfolios will be able to maintain a stable net asset value of $1.00 per share.
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ABOUT THIS PROSPECTUS

     This Prospectus, which should be retained for future reference, sets forth certain information that you should know before you invest. A Statement of Additional Information ("SAI") containing additional information about the Funds has been filed with the Securities and Exchange Commission. Such SAI dated February 27, 1997 as amended or supplemented from time to time, is incorporated by reference into this Prospectus. The 1996 Annual Report to Shareholders contains additional investment and performance information about the Portfolios. A copy of the SAI and the 1996 Annual Report may be obtained, without charge, by writing to the Funds at the address shown above or by calling the Funds at the telephone number shown above.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
   PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          EXPENSES OF THE PORTFOLIOS
              Client Fees and Annual Portfolio Operating Expenses

     The following table illustrates the expenses and fees incurred by each Portfolio for the fiscal year ended October 31, 1996.

                                                             Tax-                                           New
                                            Government      Exempt       Core Fixed          Muni          Jersey
                                               Cash          Cash          Income        Intermediate       Muni
                                            Portfolio      Portfolio     Portfolio**      Portfolio       Portfolio
                                           ------------   -----------   -------------   --------------   ----------
Shareholder Transaction Expenses  ......       None           None           None            None           None
Maximum Annual Client Fee   ............       1.00%+         1.00%+         1.00%+          1.00%+         1.00%+
Annual Portfolio Operating Expenses
 (as a percentage of average net assets)
   Investment Advisory Fees    .........          0%            .0%            .0%+            .0%+           .0%+
   Administration Fees   ...............        .04%           .04%           .04%            .04%           .04%
   Other Expenses  .....................        .12%           .11%           .12%            .28%           .20%
Total Annual Portfolio Operating
 Expenses ..............................        .16%           .15%           .16%            .32%           .24%
                                            =========      =========      =========       =========      =========

------------
+ The Portfolios described in this prospectus do not pay any advisory fees to The Glenmede Trust Company, the investment advisor of the Funds (the "Advisor"), or its affiliates ("Affiliates"). However, investors in these Portfolios must be clients of the Advisor or Affiliates. The "Maximum Annual Client Fee" in the above table is the current maximum fee that the Advisor or an Affiliate would charge its clients directly for fiduciary, trust and/or advisory services (e.g., personal trust, estate, advisory, tax and custodian services). The actual annual fees charged by the Advisor and its Affiliates directly to their clients for such services vary depending on a number of factors, including the particular services provided to the client, but are generally under 1% of the client's assets under management. Investors may also have to pay various fees to others to become clients of the Advisor or an Affiliate. See "Investment Advisor."

     The purpose of the above table is to assist an investor in understanding the various estimated costs and expenses that an investor in a Portfolio will bear directly or indirectly. Actual expenses may be greater or lesser than such estimates. For further information concerning the Funds' expenses see "Investment Advisor," "Administrative, Transfer Agency and Dividend Paying Services" and "Board Members and Officers."

     The following example illustrates the estimated Annual Portfolio Operating Expenses that an investor would pay on a $1,000 investment over various time periods assuming (i) a 5% annual rate of return and (ii) redemption at the end of each time period. The example does not include fees for fiduciary and investment services which investors pay the Advisor or Affiliates as clients. See "Investment Advisor." As noted in the above table the Funds charge no shareholder transaction expenses of any kind.

                                           1 Year*     3 Years*     5 Years*     10 Years*
                                          ---------   ----------   ----------   ----------
   Government Cash Portfolio  .........      $2          $ 5          $ 9          $20
   Tax-Exempt Cash Portfolio  .........      $2          $ 5          $ 8          $19
   Core Fixed Income Portfolio   ......      $2          $ 5          $ 9          $20
   Muni Intermediate Portfolio   ......      $3          $10          $18          $41
   New Jersey Muni Portfolio  .........      $2          $ 8          $14          $31

 * You would pay the same expenses set forth above on the same investment, assuming no redemptions at the end of the period.
** The Intermediate Government Portfolio was renamed the Core Fixed Income
   Portfolio effective September 25, 1997.

     THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                             FINANCIAL HIGHLIGHTS

     The following tables provide financial highlights of each Portfolio for the respective periods presented and includes data derived from the Funds' Financial Statements included in the Funds' 1996 Annual Report to Shareholders, which Financial Statements and reports thereon of Coopers & Lybrand L.L.P., the Funds' independent accountants, are incorporated by reference in the SAI. The following information should be read in conjunction with such Financial Statements. Glenmede Fund's Financial Statements for the periods ended October 31, 1991, 1990 and 1989 were examined by the Funds' previous independent accountants, Price Waterhouse L.L.P.

                                            Government Cash Portfolio
                                   -------------------------------------------
                                       Year           Year           Year
                                       Ended          Ended          Ended
                                     Oct. 31,       Oct. 31,       Oct. 31,
                                       1996           1995           1994
                                   -------------  -------------  -------------
Net asset value, beginning of
 year    ........................        1.00      $    1.00      $    1.00
                                    ---------      ---------      ---------
Net investment income   .........       0.053          0.059          0.038
Distributions from net invest-
 ment income                        $  (0.053)     $  (0.059)     $  (0.038)
                                    ---------      ---------      ---------
Net asset value, end of year ....   $    1.00      $    1.00       $   1.00
                                    =========      =========      =========
Total return++    ...............        5.46%          5.87%          3.78%
                                    =========      =========      =========
Ratios to average net assets/
 Supplemental data:
   Net assets, end of year
    (in 000's) ..................   $ 452,395      $ 408,605      $ 353,405
   Ratio of operating
    expenses to average
    net assets    ...............        0.16%          0.15%          0.11%
   Ratio of net investment
    income to average net
    assets  .....................        5.32%          5.71%          3.82%

                                       Year           Year           Year           Year          Period
                                       Ended          Ended          Ended          Ended          Ended
                                     Oct. 31,       Oct. 31,       Oct. 31,       Oct. 31,       Oct. 31,
                                       1993           1992           1991           1990           1989+
                                   -------------  -------------  -------------  -------------  -------------
Net asset value, beginning of
 year    ........................   $    1.00      $    1.00      $    1.00      $    1.00     $      1.00
                                    ---------      ---------      ---------      ---------     -------------
Net investment income   .........       0.031          0.041          0.064          0.081           0.089
Distributions from net invest-
 ment income                        $  (0.031)     $  (0.041)     $  (0.064)     $  (0.081)    $    (0.089)
                                    ---------      ---------      ---------      ---------     -------------
Net asset value, end of year ....   $    1.00       $   1.00       $   1.00       $   1.00      $     1.00
                                    =========      =========      =========      =========     =============
Total return++    ...............       3.18%           4.19%          6.59%          8.41%           9.27%
                                    =========      =========      =========      =========     =============
Ratios to average net assets/
 Supplemental data:
   Net assets, end of year
    (in 000's) ..................   $ 247,816      $ 203,882      $ 253,260      $ 217,398     $   229,555
   Ratio of operating
    expenses to average
    net assets    ...............        0.11%          0.13%          0.13%          0.15%           0.14**
   Ratio of net investment
    income to average net
    assets  .....................        3.14%          4.18%          6.45%          8.08%           9.00**

------------
 + The Portfolio commenced operations on November 7, 1988.
++ Total return represents aggregate total return for the period indicated.
 * Annualized.

                                         Tax-Exempt Cash Portfolio
                                -------------------------------------------
                                    Year           Year           Year
                                    Ended          Ended          Ended
                                   Oct. 31       Oct. 31,       Oct. 31,
                                    1996           1995           1994
                                -------------  -------------  -------------
Net asset value, beginning of
 year ........................   $    1.00      $    1.00      $    1.00
                                 ---------      ---------      ---------
Net investment income   ......       0.034          0.038          0.025
Distributions from net invest-
 ment income                     $  (0.034)     $  (0.038)     $  (0.025)
                                 ---------      ---------      ---------
Net asset value, end of year .   $    1.00      $    1.00      $    1.00
                                 =========      =========      =========
Total return++ ...............       3.42%           3.76%          2.48%
                                 =========      =========      =========
Ratios to average net assets/
 Supplemental data:
   Net assets, end of year
    (in 000's) ...............   $ 224,999      $ 225,808      $ 222,985
   Ratio of operating
    expenses to average
    net assets    ............        0.15%          0.15%          0.13%
   Ratio of net investment
    income to average net
    assets  ..................        3.36%          3.69%          2.52%


                                    Year           Year           Year           Year          Period
                                    Ended          Ended          Ended          Ended          Ended
                                  Oct. 31,       Oct. 31,       Oct. 31,       Oct. 31,       Oct. 31,
                                    1993           1992           1991           1990           1989+
                                -------------  -------------  -------------  -------------  -------------
Net asset value, beginning of
 year ........................   $    1.00      $    1.00      $    1.00      $    1.00     $      1.00
                                 ---------      ---------      ---------      ---------     -------------
Net investment income   ......       0.023          0.033          0.047          0.057           0.061
Distributions from net invest-
 ment income                     $  (0.023)     $  (0.033)     $  (0.047)     $  (0.057)    $    (0.061)
                                 ---------      ---------      ---------      ---------     -------------
Net asset value, end of year .   $    1.00      $    1.00      $    1.00      $    1.00     $      1.00
                                 =========      =========      =========      =========     =============
Total return++ ...............        2.34%          3.30%          4.83%          5.85%           6.27%
                                 =========      =========      =========      =========     =============
Ratios to average net assets/
 Supplemental data:
   Net assets, end of year
    (in 000's) ...............   $ 106,590      $ 125,826      $  81,394      $ 107,283     $    69,047
   Ratio of operating
    expenses to average
    net assets    ............        0.13%          0.15%          0.16%          0.15%           0.15**
   Ratio of net investment
    income to average net
    assets  ..................        2.33%          3.21%          4.78%          5.78%           6.31**

------------
 + The Portfolio commenced operations on November 10, 1988.
++ Total return represents aggregate total return for the period indicated.
 *Annualized.

                                          Core Fixed Income Portfolio***
                                   ---------------------------------------------
                                       Year           Year            Year
                                       Ended          Ended           Ended
                                     Oct. 31,       Oct. 31,        Oct. 31,
                                       1996           1995            1994
                                   -------------  -------------  ---------------
Net asset value, beginning of
 year ...........................   $   10.36      $    9.89     $      10.84
                                    ---------      ---------     --------------
Income from investment
 operations:
   Net investment income .               0.66           0.69             0.64
   Net realized and unreal-
    ized gain/(loss) on
    investments   ...............       (0.08)          0.46            (0.96)
                                    ---------      ---------     --------------
   Total from investment
    operations ..................        0.58           1.15            (0.32)
                                    ---------      ---------     --------------
Less Distributions:
Distribution from net invest-
 ment income                            (0.65)         (0.68)           (0.63)
Distributions from net real-
 ized capital gains                        --             --               --
                                    ---------      ---------     --------------
Total Distributions  ............       (0.65)         (0.68)           (0.63)
                                    ---------      ---------     --------------
Net asset value, end of year     .  $   10.29      $   10.36     $       9.89
                                    =========      =========     ==============
Total return++ ..................        5.88%         12.06%           (3.03)%
                                    =========      =========     ==============
Ratios to average net assets/
 Supplemental data:
Net assets, end of year (in
 000's)  ........................   $ 259,503      $ 342,874     $    333,797
Ratio of operating expenses
 to average net assets  .........        0.16%          0.11%            0.12%**
Ratio of net investment
 income to average net
 assets  ........................        6.37%          6.67%            6.06%
Portfolio turnover rate    ......          47%           228%             165%

                                        Year           Year           Year           Year          Period
                                       Ended           Ended          Ended          Ended          Ended
                                      Oct. 31,       Oct. 31,       Oct. 31,       Oct. 31,       Oct. 31,
                                        1993           1992           1991           1990           1989+
                                   --------------  -------------  -------------  -------------  -------------
Net asset value, beginning of
 year ...........................  $     10.76      $   10.61      $   10.11      $   10.28     $    10.00
                                   ------------     ---------      ---------      ---------     ------------
Income from investment
 operations:
   Net investment income .                0.66           0.74           0.87           0.88           0.86
   Net realized and unreal-
    ized gain/(loss) on
    investments   ...............         0.41           0.22           0.56          (0.07)          0.22
                                   ------------     ---------      ---------      ---------     ------------
   Total from investment
    operations ..................         1.07           0.96           1.43           0.81           1.08
                                   ------------     ---------      ---------      ---------     ------------
Less Distributions:
Distribution from net invest-
 ment income                             (0.67)         (0.70)         (0.93)         (0.89)         (0.80)
Distributions from net real-
 ized capital gains                      (0.32)         (0.11)            --          (0.09)            --
                                   ------------     ---------      ---------      ---------     ------------
Total Distributions  ............        (0.99)         (0.81)         (0.93)         (0.98)         (0.80)
                                   ------------     ---------      ---------      ---------     ------------
Net asset value, end of year     . $     10.84      $   10.76      $   10.61      $   10.11     $    10.28
                                   ============     =========      =========      =========     ============
Total return++ ..................        10.38%          9.34%         14.75%          8.32%         11.20%
                                   ============     =========      =========      =========     ============
Ratios to average net assets/
 Supplemental data:
Net assets, end of year (in
 000's)  ........................  $   581,823      $ 445,816      $ 265,963      $ 207,182     $  187,012
Ratio of operating expenses
 to average net assets  .........         0.14%**        0.16%          0.16%          0.14%          0.14%*
Ratio of net investment
 income to average net
 assets  ........................         6.03%          7.03%          8.22%          8.75%          9.07%*
Portfolio turnover rate    ......           83%            39%            91%            94%            29%

------------
  +  The Portfolio commenced operations on November 17, 1988.
 ++  Total return represents aggregate total return for the period indicated.
  *  Annualized.
 ** The annualized operating expense ratios exclude interest expense. The ratios including interest expense for the years ended October 31, 1994 and October 31, 1993 were 0.14% and 0.16%, respectively.
*** The Intermediate Government Portfolio was renamed the Core Fixed Income Portfolio effective September 25, 1997.

                                                                       Muni Intermediate Portfolio
                                               ----------------------------------------------------------------------------
                                                   Year            Year            Year            Year           Period
                                                   Ended           Ended           Ended           Ended          Ended
                                                October 31,     October 31,     October 31,     October 31,     October 31,
                                                   1996            1995            1994            1993           1992+
                                               -------------   -------------   -------------   -------------   ------------
Net asset value, beginning of year .........     $  10.32       $    9.74      $    10.59       $   10.00      $    10.00
Income from investment operations:
   Net investment income  ..................         0.53            0.53            0.53            0.44            0.11
   Net realized and unrealized gain/loss
    on investments  ........................        (0.06)           0.58           (0.85)           0.59           (0.03)
                                                 --------       ---------      ------------     ---------      ------------
      Total from investment operations .....         0.47            1.11           (0.32)           1.03            0.08
      Distributions from net investment
       income    ...........................        (0.53)          (0.53)          (0.53)          (0.44)          (0.08)
                                                 --------       ---------      ------------     ---------      ------------
      Net asset value, end of period  ......     $  10.26       $   10.32      $     9.74       $   10.59      $    10.00
                                                 ========       =========      ============     =========      ============
      Total return++   .....................         4.67%          11.76%          (3.13)%         10.54%           0.74%
                                                 ========       =========      ============     =========      ============
      Ratios to average net
       assets/Supplemental data:
      Net assets, end of period (in
       000's) ..............................     $ 18,471       $  18,096      $   22,097       $  94,803      $   42,533
      Ratio of operating expenses to
       average net assets    ...............         0.32%           0.28%           0.25%           0.25%           0.25%*
      Ratio of net investment income to
       average net assets    ...............         5.16%           5.23%           4.78%           4.41%           4.22%*
      Portfolio turnover rate   ............           44%             28%             11%             10%             3%

------------
 + The Portfolio commenced operations on June 5, 1992.
++ Total return represents aggregate return for the period indicated.
 * Annualized.
===============================================================================

                                                                                 New Jersey
                                                                               Muni Portfolio
                                                                --------------------------------------------
                                                                    Year            Year            Year
                                                                    Ended           Ended          Ended
                                                                 October 31,     October 31,     October 31,
                                                                    1996            1995           1994+
                                                                -------------   -------------   ------------
Net asset value, beginning of period    .....................     $  10.00       $    9.22      $    10.00
                                                                  --------       ---------      ------------
Income from investment operations:
   Net investment income    .................................         0.44            0.41            0.32
   Net realized and unrealized loss on investments  .........        (0.03)           0.78           (0.82)
                                                                  --------       ---------      ------------
      Total from investment operations  .....................         0.41            1.19           (0.50)
Distributions from net investment income   ..................        (0.44)          (0.41)          (0.28)
                                                                  --------       ---------      ------------
Net asset value, end of period    ...........................     $   9.97       $   10.00      $     9.22
                                                                  ========       =========      ============
Total return++  .............................................         4.24%         13.25%           (5.13)%
                                                                  ========       =========      ============
Ratios to average net assets/Supplemental data:
   Net assets, end of period (in 000's)    ..................     $  7,545       $   5,932      $    4,564
   Ratio of operating expenses to average net assets   ......         0.24%           0.53%           0.60%
   Ratio of net investment income to average net assets .             4.56%           4.30%           3.60%
   Portfolio turnover rate  .................................           33%             12%             65%

------------
 + The Portfolio commenced operations on November 1, 1993.
++ Total return represents aggregate total return for the period indicated.

                           PERFORMANCE CALCULATIONS

     From time to time, the Government Cash Portfolio and the Tax-Exempt Cash Portfolio (each a "Cash Portfolio," collectively, the "Cash Portfolios") may advertise or quote its "yield" and "effective yield." The "yield" of either of the Cash Portfolios refers to the income generated by an investment in each such Portfolio over a seven-day period (which period will be stated in the advertisement or quote). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in such a Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     The Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios also may advertise or quote yield data from time to time. The yield of such Portfolios is computed based on the net income of the Portfolio during a 30-day (or one-month) period, which period will be identified in connection with the particular yield quotation. More specifically, each such Portfolio's yield is computed by dividing the Portfolio's net income per share during a 30-day (or one-month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis.

     The Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios' "tax-equivalent yields" may be advertised or quoted from time to time. The tax equivalent yield shows the level of taxable yield needed to produce an after-tax equivalent to each such Portfolio's tax-free yield. This is done by increasing each such Portfolio's yield (calculated as above) by the amount necessary to reflect the payment of Federal and/or State income tax at a stated tax rate.

     Each of the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios may advertise or quote total return data from time to time. Total return will be calculated on an average annual total return basis and also may be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the particular Portfolio. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividend and capital gains distributions made by the Portfolio during the period are reinvested in additional Portfolio shares.

     Each of the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios may compare their total returns, and their yields, to that of other investment companies with similar investment objectives and to bond and other relevant indices such as those compiled by Merrill Lynch, Lehman Brothers or others or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return or the yield of the Core Fixed Income, Muni Intermediate or New Jersey Muni Portfolios may be compared to data prepared by Lipper Analytical Services, Inc. Total return and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of the Core Fixed Income, Muni Intermediate or New Jersey Muni Portfolios.

     Performance quotations represent a Portfolio's past performance and should not be considered as indicative of future results. Since performance will fluctuate, performance data for a Portfolio should not be used to compare an investment in the Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield/return for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a Portfolio, portfolio maturity, operating expenses and market conditions. Any management fees charged by the Advisor or an Affiliate to its respective clients will not be included in the Portfolio's calculations of yield, effective yield, tax-equivalent yield or total return. See "Investment Advisor."

                     INVESTMENT POLICIES AND RISK FACTORS

     The investment objective of each Portfolio is not fundamental and may be changed by the particular Funds' Board members without shareholder approval.

GOVERNMENT CASH PORTFOLIO

     The objective of the Government Cash Portfolio is to provide maximum current interest income consistent with the preservation of capital and liquidity. The Government Cash Portfolio seeks to achieve its objective by investing in short-term U.S. dollar-denominated money market instruments issued by the U.S. Treasury, U.S. Government agencies, or other agencies, enterprises or instrumentalities sponsored by the U.S. Government and by entering into repurchase agreements secured thereby. During normal market conditions, the Portfolio will invest at least 65% of its total assets in such instruments.

     The Portfolio may invest in the following securities provided they are "eligible securities," as defined below ("Eligible Securities"), which the Advisor believes presents minimal credit risk at the time of purchase: (i) straight-debt and mortgage-backed obligations issued by the U.S. Government or its sponsored agencies, enterprises or instrumentalities; (ii) securities of international institutions (Asian Development Bank, Export-Import Bank, Inter American Development Bank, International Bank for Reconstruction and Development, Government Trust Certificates, Private Export Funding Corp. and Agency for International Development) which are not direct obligations of the U.S. Government but which involve governmental agencies, instrumentalities or enterprises (such investments will represent no more than 25% of the Portfolio's total assets); and (iii) any publicly or privately placed, unrated securities issued by the U.S. Government, its agencies, enterprises or instrumentalities, including floating and variable rate securities, which, in the Advisor's opinion, are equivalent in credit quality to securities rated AAA by Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P") or Aaa by Moody's Investors Service, Inc. ("Moody's"). The Portfolio will invest in securities maturing within 13 months from the date of purchase, except that securities collateralizing repurchase agreements may bear maturities exceeding 13 months, and the Portfolio may also purchase bonds with longer final maturities if such bonds pursuant to a demand feature provide for an earlier redemption date within 13 months from the date of purchase.

     Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

     Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Portfolio. See "Investment Policies -- Intermediate Government Portfolio" for a description of obligations of certain agencies, enterprises and instrumentalities of the U.S. Government. Securities in which the Government Cash Portfolio may invest may not earn as much income as longer term and/or lower quality securities.

     The Government Cash Portfolio may only invest in: (i) securities rated in the two highest rating categories of a nationally recognized statistical rating organization (an "NRSRO"), provided that if they are rated by more than one NRSRO, at least one other NRSRO rates them in one of its two highest categories; and (ii) unrated securities determined to be of comparable quality at the time of purchase (collectively, "Eligible Securities"). The rating symbols of the NRSROs which the Fund may use are described in the Appendix in the Statement of Additional Information.

     For a description of other securities in which the Portfolio may invest, see "Common Investment Policies and Risk Factors."

TAX-EXEMPT CASH PORTFOLIO

     The objective of the Tax-Exempt Cash Portfolio is to provide maximum current interest income exempt from Federal income taxes consistent with the preservation of capital and liquidity. The Tax-Exempt Cash Portfolio seeks to achieve its objective by investing primarily in short-term, high quality Municipal Obligations (defined below). Under normal circumstances, at least 80% of the net assets of the Portfolio will be invested in Municipal Obligations, the interest on which, in the opinion of bond counsel or the issuer's counsel, is exempt from regular Federal income tax and does not constitute an item of tax preference for purposes of the Federal alternative minimum tax ("Tax-Exempt Interest"). Glenmede Fund will use its best efforts to not invest any of the Tax-Exempt Cash Portfolio's assets in Municipal Obligations the interest on which constitutes an item of tax preference for purposes of the Federal alternative minimum tax.

     Municipal Obligations in which the Portfolio may invest include the following, provided at the time of purchase they are Eligible Securities which the Advisor believes presents minimal credit risk: project notes, demand notes, short-term municipal obligations (including tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, and short-term discount notes) rated SP-1+ or SP-1 by S&P or MIG-1 by Moody's; tax-exempt commercial paper rated A-1+ or A-1 by S&P or Prime-1 by Moody's; municipal bonds with a remaining effective maturity of 13 months or less, rated AA or better by S&P or Aa or better by Moody's; variable rate demand notes rated "VMIG-1" by Moody's; and any non-rated tax-exempt, privately placed securities which, in the Advisor's opinion, are equivalent in credit quality to an AA or Aa-rated security as determined by S&P or Moody's, respectively.

     The Portfolio will invest in securities maturing within 13 months from the date of purchase, except that securities collateralizing repurchase agreements may bear maturities exceeding 13 months; and the Portfolio may purchase bonds with final maturities exceeding 13 months if such bonds pursuant to a demand feature provide for an earlier redemption date within 13 months from the date of purchase.

     Municipal Obligations. The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special or specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Municipal Obligations may include variable rate demand notes, provided they are Eligible Securities. Such notes are frequently not rated by credit rating agencies, but unrated notes will be purchased by the Portfolio if they are comparable in quality at the time of the purchase to rated Eligible Securities as determined by the Advisor. Where necessary to ensure that a note is an Eligible Security, the Portfolio will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by the Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 13 months, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Portfolio is not entitled to exercise its demand rights. The Portfolio could, for this or other reasons, suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Advisor deems the investment to involve minimal credit risk. The Advisor also monitors the continuing creditworthiness of issuers of such notes and parties providing credit enhancement to determine whether the Portfolio should continue to hold the notes.

     For a further discussion of Municipal Obligations, see the Appendix to the Statement of Additional Information.

     For a description of other securities in which the Portfolio may invest, see "Common Investment Policies and Risk Factors."

CORE FIXED INCOME PORTFOLIO

     The objective of the Core Fixed Income Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal. The Core Fixed Income Portfolio seeks to achieve its objective by investing primarily in mortgage-backed securities and fixed income securities issued by the U.S. Treasury, U.S. Government agencies, or other agencies, enterprises or instrumentalities sponsored by the U.S. Government. The Portfolio seeks to achieve consistent results over the long-term. While portfolio securities will be traded, the Portfolio is not expected to engage in active trading under normal circumstances. The net asset value of the Portfolio will fluctuate, and it is anticipated that the Portfolio will maintain an average weighted maturity of 3 to 10 years.

     The Portfolio may invest in the following securities: (i) straight-debt and mortgage-backed obligations issued by the U.S. Government or its sponsored agencies, enterprises or instrumentalities; (ii) securities of international institutions which are not direct obligations of the U.S. Government but which involve governmental agencies, enterprises or instrumentalities; (iii) any other publicly or privately placed, unrated securities issued by the U.S. Government, its agencies, enterprises or instrumentalities, which, in the Advisor's opinion, are equivalent in credit quality to securities rated at least A by S&P or Moody's; (iv) mortgage-backed obligations which are privately issued with a rating of at least A by S&P or Moody's or which if unrated, are in the Advisor's opinion equivalent in credit quality to securities so rated; and (v) debt obligations of domestic and foreign companies rated at least A by S&P or Moody's or which if unrated, are in the advisor's opinion equivalent in credit quality to securities so rated. Any of the above securities may be variable or floating rate. Under normal circumstances, at least 65% of the Core Fixed Income Portfolio's total assets will be invested in U.S. government securities and repurchase agreements relating thereto, and no more than 35% of the value of its total assets will be invested in the securities described in (ii) and (v) of the first sentence of this paragraph.

     Mortgage-Backed Obligations. Mortgage-backed obligations represent an ownership interest in a pool of residential mortgage loans, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.

     One such type of mortgage-backed obligation in which the Portfolio may invest is a Government National Mortgage Association ("GNMA") Certificate. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Another type is a Federal National Mortgage Association ("FNMA") Certificate; the principal and interest of which are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. Another type is a Federal Home Loan Mortgage Association ("FHLMC") Participation Certificate. This type of obligation is guaranteed by FHLMC as to timely payment of principal and interest. However, like a FNMA security, it is not guaranteed by the full faith and credit of the U.S. Government. Another type is a privately issued obligation with a rating of at least A by S&P or Aa by Moody's or which if unrated, is in the Advisor's opinion equivalent in credit quality to securities so rated. Mortgage-backed obligations issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

     Mortgage-backed obligations are characterized by monthly payments to the security holder, reflecting the monthly payments, net of certain fees, made by the mortgagors of the underlying mortgage loans. The payments to the security holders (such as the Portfolio), similar to the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time (such as thirty years) the borrowers can, and typically do, repay them sooner. Thus, the security holders frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payments. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. Therefore, in times of declining interest rates, some of the Portfolio's higher yielding securities might be repaid and thereby converted to cash and the Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities. The Portfolio normally will not distribute principal payments (whether regular or prepaid) to its shareholders. Interest received by the Portfolio will, however, be distributed to shareholders in the form of dividends. For a further discussion of mortgage-backed obligations, see the Appendix to the Statement of Additional Information.

     Debt Obligations. Debt obligations of domestic and foreign companies may include a broad range of fixed and variable rate bonds, debentures and notes.

     Although government-guaranteed or sponsored securities reduce credit risk (the possibility that issuers of bonds will default on payments of interest and principal), the Portfolio's shares are still subject to the risk of market value fluctuations inherent in owning fixed income securities, including securities of international institutions and corporate debt obligations. The market value of securities held by the Core Fixed Income Portfolio is expected to vary according to, among other factors, changes in prevailing interest rates and the average weighted maturity of the Portfolio maintained by the Advisor. In general, if interest rates increase from the time a fixed income investment is made, the market value of that investment is likely to decline. Similarly, if interest rates fall from the time a fixed income investment is made, the market value of that investment is likely to increase. Also, in general, for a given change in interest rates, a fixed income investment with a longer maturity is likely to fluctuate more in market value than a comparable investment with a shorter maturity. An investment in the Core Fixed Income Portfolio is expected to be subject to such market risks.

     For a description of other securities in which the Core Fixed Income Portfolio may invest, see "Common Investment Policies and Risk Factors."

MUNI INTERMEDIATE PORTFOLIO AND NEW JERSEY MUNI PORTFOLIO

     The objective of each of the Muni Intermediate and New Jersey Muni Portfolios is to seek as high a level of current income exempt from Federal income tax as is consistent with preservation of capital. To the extent possible, the

Muni Intermediate Portfolio seeks to achieve its objective by investing primarily in intermediate and long-term Municipal Obligations issued by the Commonwealth of Pennsylvania and its political subdivisions, agencies, instrumentalities and authorities ("Pennsylvania Municipal Obligations") and the New Jersey Muni Portfolio seeks to achieve its objective by investing primarily in intermediate and long-term Municipal Obligations issued by the State of New Jersey and its political subdivisions, agencies, instrumentalities and authorities ("New Jersey Municipal Obligations"). Municipal Obligations acquired by these Portfolios will be rated at the time of purchase within the three highest ratings assigned by Moody's (i.e., Aaa, Aa, A) or by S&P (AAA, AA, A) in the case of bonds, rated SP-1 or higher by S&P or MIG-2 or higher by Moody's in the case of notes, rated A-1 or higher by S&P or Prime-1 or higher by Moody's in the case of tax-exempt commercial paper or in unrated securities determined by the Advisor at the time of purchase to be of comparable quality. If a portfolio security is reduced below A by Moody's or S&P, the Advisor will dispose of the security in an orderly fashion as soon as practicable. The Muni Intermediate and New Jersey Muni Portfolios may not be able to achieve as high a level of current income under all market conditions as would be possible if they were permitted to invest in lower quality and longer term securities which, however, generally are less liquid, have greater market risk and are generally subject to more fluctuation of market value. See "Investment Policies--Tax-Exempt Cash Portfolio" for a description of Municipal Obligations and the Appendix to the SAI for a description of Moody's and S&P's ratings.

     To the extent possible, during normal market conditions at least 65% of the net assets of the New Jersey Muni Portfolio will be invested in New Jersey Municipal Obligations. It is anticipated that the New Jersey Portfolio and the Muni Intermediate Portfolio will each maintain an average weighted maturity of three to ten years.

     During normal market conditions: up to 20% of each Portfolio's net assets may be invested in securities which are not Municipal Obligations; and at least 80% of the Portfolio's net assets will be invested in intermediate and long-term Municipal Obligations, the interest on which is Tax-Exempt Interest. Each of the Portfolios may invest up to 20% of its net assets in Municipal Obligations, the interest on which is exempt from regular Federal income tax but is an item of tax preference for purposes of the Federal alternative minimum tax. During temporary defensive periods, each Portfolio may invest without limitation in obligations which are not Municipal Obligations and may hold without limitation uninvested cash reserves. Such securities may include, without limitation, bonds, notes, variable rate demand notes and commercial paper, provided such securities are rated within the relevant categories applicable to Municipal Obligations set forth above, or if unrated, are of comparable quality as determined by the Advisor and may also include, without limitation, other debt obligations, such as bank obligations which are also of comparable quality as determined by the Advisor. Each Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held by it. Under a stand-by commitment, a dealer agrees to purchase, at the Portfolio's option, specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. Each Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

     Each Portfolio is classified as non-diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). Investment returns on a non-diversified portfolio typically are dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio. Additionally, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified portfolio with a similar objective.

     Since each of the Muni Intermediate and New Jersey Muni Portfolios will invest primarily in securities issued by issuers located in one state, each of these Portfolios is susceptible to adverse changes in value due to changes in the economic condition and governmental policies of that state and its political subdivisions, agencies, instrumentalities and authorities. A comparable municipal bond fund which is not concentrated in obligations issued by issuers located in one state would be less susceptible to these risks. If any issuer of securities held by one of these Portfolios is unable to meet its financial obligations, that Portfolio's income, capital, and liquidity may be adversely affected.

     With respect to the Commonwealth of Pennsylvania, although the balance in the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending decreases have resulted in surpluses the last several years; as of June 30, 1996, the General Fund had a surplus of $635.2 million. The deficit in the Commonwealth's unreserved/undesignated funds also has been eliminated.

     The concentration of investments by the New Jersey Muni Portfolio in New Jersey Municipal Obligations also raises special investment considerations. The State of New Jersey generally has a diversified economic base consist-ing of, among others, commerce and service industries, selective commercial agriculture, insurance, tourism, petroleum refining and manufacturing, although New Jersey's manufacturing industry has shown a downward trend in the last few years. New Jersey is a major recipient of Federal assistance and, of all the states, is among the highest in the amount of Federal aid received. Therefore, a decrease in Federal financial assistance may adversely affect New Jersey's financial condition. While New Jersey's economic base has become more diversified over time and thus its economy appears to be less vulnerable during recessionary periods, a recurrence of high levels of unemployment could adversely affect New Jersey's overall economy and its ability to meet its financial obligations. In addition, because New Jersey maintains a balanced budget which restricts total appropriation increases to only 5% annually to any municipality or county, the balanced budget plan may actually adversely affect a particular municipality's or county's ability to repay its obligations.

     See "Common Investment Policies and Risk Factors" for a description of other investment policies.

                  COMMON INVESTMENT POLICIES AND RISK FACTORS

     There can be no assurance that any of the Portfolios will achieve its stated investment objective. There are a number of investment policies common to each of the Portfolios.

REPURCHASE AGREEMENTS

     Each Portfolio may enter into repurchase agreements with qualified brokers, dealers, banks and other financial institutions deemed creditworthy by the Advisor. Under normal circumstances, however, the Muni Intermediate and New Jersey Muni Portfolios will not enter into repurchase agreements if entering into such agreements would cause, at the time of entering into such agreements, more than 20% of the value of the total assets of the particular Portfolio to be subject to repurchase agreements.

     In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided that with respect to the Cash Portfolios, the repurchase agreement itself matures in less than 13 months. The Advisor currently expects that repurchase agreements with respect to the Muni Intermediate and New Jersey Muni Portfolios also will mature in less than 13 months. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than 101% of the repurchase price including accrued interest. The Funds' administrator will mark to market daily the value of the securities purchased, and the Advisor will, if necessary, require the seller to deposit additional securities to ensure that the value is in compliance with the 101% requirement stated above. The Advisor will consider the creditworthiness of a seller in determining whether a Portfolio should enter into a repurchase agreement, and the Portfolios will only enter into repurchase agreements with banks and dealers which are determined to present minimal credit risk by the Advisor under procedures adopted by the Board members.

     In effect, by entering into a repurchase agreement, a Portfolio is lending its funds to the seller at the agreed upon interest rate, and receiving a security as collateral for the loan. Such agreements can be entered into for periods of one day (overnight repo) or for a fixed term (term repo). Repurchase agreements are a common way to earn interest income on short-term funds.

     The use of repurchase agreements involves certain risks. For example, if the seller of a repurchase agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Portfolio may incur a loss upon disposition of them. Default by the seller would also expose a Portfolio to possible loss because of delays in connection with the disposition of the underlying obligations. If the seller of an agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of a Portfolio and therefore subject to sale by the trustee in bankruptcy. Further, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities.

REVERSE REPURCHASE AGREEMENTS

     The Government Cash and Core Fixed Income Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement a Portfolio sells a security and simultaneously commits to repurchase that security at a future date from the buyer. In effect, the Portfolio is temporarily borrowing funds at an agreed upon interest rate from the purchaser of the security, and the sale of the security represents collateral for the loan. The Portfolio retains record ownership of the security and the right to receive interest and principal payments on the security. At an agreed upon future date, the Portfolio repurchases the security by remitting the proceeds previously received, plus interest. In certain types of agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. These agreements, which are treated as if reestablished each day, are expected to provide the Government Cash Portfolio and the Core Fixed Income Portfolio with a flexible borrowing tool. Reverse repurchase agreements are considered to be borrowings by a Portfolio under the 1940 Act.

     A Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. A Portfolio will maintain with the custodian a separate account with a segregated portfolio of liquid securities at least equal to its purchase obligations under these agreements. The Advisor will consider the creditworthiness of the other party in determining whether a Portfolio will enter into a reverse repurchase agreement.

     The Government Cash and Core Fixed Income Portfolios are each permitted to invest up to one-third of each of their total assets in reverse repurchase agreements and securities lending transactions. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of this investment limitation.

     The use of reverse repurchase agreements involves certain risks. For example, the other party to the agreement may default on its obligation or become insolvent and unable to deliver the securities to the Portfolio at a time when the value of the securities has increased. Reverse repurchase agreements also involve the risk that a Portfolio may not be able to substantiate its interest in the underlying securities.

BORROWING

     Each Portfolio may purchase securities on a "when issued," "delayed settlement" or "forward delivery" basis, and the Government Cash and Core Fixed Income Portfolios may enter into reverse repurchase agreements. As a temporary measure for extraordinary or emergency purposes, a Portfolio may borrow money from banks. However, none of the Portfolios will borrow money for speculative purposes. See "Common Investment Policies--'When Issued,' 'Delayed Settlement,' 'Forward Delivery Securities' and 'Reverse Repurchase Agreements.' "

LENDING OF SECURITIES

     Each Portfolio may lend its portfolio securities with a value of up to one-third of its total assets to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional net investment income through the receipt of interest on the loan. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans will be made only to borrowers deemed by the Advisor to be of good standing.

MUNICIPAL OBLIGATIONS

     The Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios may each invest 25% or more of its net assets in Municipal Obligations, the interest on which is paid solely from revenues of similar projects, and may invest up to 20% of its total assets in private activity bonds when added together with any taxable investments held by the Portfolio when, in the opinion of the Advisor, the investment is warranted. To the extent a Portfolio's assets are invested in Municipal Obligations payable from the revenues of similar projects or are invested in private activity bonds, the particular Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

"WHEN ISSUED," "DELAYED SETTLEMENT" AND "FORWARD DELIVERY" SECURITIES

     The Portfolios may purchase and sell securities on a "when issued," "delayed settlement" or "forward delivery" basis. "When issued" or "forward delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When issued or forward delivery transactions may be expected to occur one month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a Portfolio in a when issued, delayed settlement or forward delivery transaction until the Portfo-lio receives payment or delivery from the other party to the transaction. A Portfolio will maintain a separate account of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Although a Portfolio receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change. A Portfolio receives no income from "when issued," "delayed settlement" or "forward delivery" securities prior to delivery of such securities.

     A Portfolio will engage in when issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a Portfolio engages in when issued, delayed settlement or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of speculation. Each Portfolio's when issued, delayed settlement and forward delivery commitments are not expected to exceed 25% of its total assets absent unusual market circumstances, and each Portfolio will only sell securities on such a basis to offset securities purchased on such a basis.

INVESTMENT COMPANY SECURITIES

     In connection with the management of their daily cash positions, the Portfolios may each invest in securities issued by other open-end investment companies with investment objectives and policies that are consistent with those of the investing portfolio. Each Portfolio limits its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in the securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company's advisory fees and other expenses, in addition to the expenses the Portfolio bears directly in connection with its own operations.

ILLIQUID SECURITIES

     No Portfolio will invest more than 10% of its net assets in securities that are illiquid.

     Unless specified above and except as described under "Investment Limitations," the foregoing investment policies are not fundamental, and the particular Funds' Board members may change such policies without shareholder approval.

                             --------------------
                              PURCHASE OF SHARES

     Shares of each Portfolio are sold without a sales commission on a continuous basis to the Advisor acting on behalf of its or an Affiliate's clients ("Clients") and to other institutions (the "Institutions"), at the net asset value per share next determined after receipt of the purchase order by the transfer agent. See "Valuation of Shares." The minimum initial investment for each Portfolio is $25,000; the minimum for subsequent investments for each Portfolio is $1,000. The Funds reserve the right to reduce or waive the minimum initial and subsequent investment requirements from time to time. Beneficial ownership of shares will be reflected on books maintained by the Advisor or the Institutions. A prospective investor wishing to purchase shares in the Funds should contact the Advisor or his or her Institution.

     It is the responsibility of the Advisor to transmit orders for share purchases to Investment Company Capital Corp. ("ICC"), the Funds' transfer agent, and deliver required funds to The Chase Manhattan Bank, N.A., Brooklyn, New York, the Funds' custodian, on a timely basis. Shares purchased in the Cash Portfolios before 12:00 noon (Eastern time) begin earning dividends on the same business day provided Federal funds are available to the particular Portfolio before 12:00 noon (Eastern time) that day.

     The Funds reserve the right, in its sole discretion, to suspend the offering of shares of its Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund.

     Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except upon the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

                             REDEMPTION OF SHARES

     Shares of each Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request by the transfer agent. Generally, a properly signed written request is all that is required. Any redemption may be more or less than the purchase price of the shares depending on the market value of the investment securities held by the Portfolio. An investor wishing to redeem shares should contact the Advisor or his or her Institution. It is the responsibility of the Advisor to transmit promptly redemption orders to the transfer agent.

     Payment of the redemption proceeds will ordinarily be made within one business day, but in no event more than seven days, after receipt of the order in proper form by the transfer agent. Redemption orders are effected at net asset value per share next determined after receipt of the order in proper form by the transfer agent. The Funds may suspend the right of redemption or postpone the date of payment at times when the New York Stock Exchange (the "Exchange") is closed, or under any emergency circumstances as determined by the Securities and Exchange Commission (the "Commission"). See "Valuation of Shares" for the days on which the Exchange is closed.

     If the Funds' Board determines that it would be detrimental to the best interests of the remaining shareholders of the Funds to make payment wholly or partly in cash, the Funds may pay the redemption proceeds in whole or in part by a distribution in-kind of securities held by a Portfolio in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of portfolio securities received as a redemption in kind.

     The Funds reserve the right, upon 30 days' written notice, to redeem an account in any of the Portfolios if the net asset value of the account's shares falls below $100 and is not increased to at least such amount within such 30-day period.

             ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION
                          OF SHARES OF THE PORTFOLIOS

     The Funds may, from time to time, in its sole discretion appoint one or more entities as its agent to receive purchase and redemption orders of shares of the Portfolios and cause these orders to be transmitted, on a net basis, to the Funds' transfer agent. In these instances, orders are effected at the net asset value per share next determined after receipt of that order by the entity, if the order is actually received by the Funds' transfer agent not later than the next business morning. The Advisor does receive shareholder servicing fees for shareholder support services. See "Shareholder Servicing Plan."

                              VALUATION OF SHARES

     The net asset value of the Portfolios is determined by dividing the total market value of each Portfolio's investments and other assets, less any liabilities of that Portfolio, by the total outstanding shares of that Portfolio. For the Cash Portfolios, net asset value per share is determined as of 12:00 noon (Eastern time) on each day that the Exchange is open for business (an "Exchange Business Day"). Currently the Exchange is closed on weekends and the customary national business holidays of New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (or the days on which they are observed). For the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios, net asset value per share is determined as of the close of regular trading hours of the Exchange on each Exchange Business Day on which the Portfolio receives an order to purchase or redeem its shares. One or more pricing services may be used to provide securities valuations in connection with the determination of the net asset value of each Portfolio.

GOVERNMENT CASH AND TAX-EXEMPT CASH PORTFOLIOS

     For the purpose of calculating each Cash Portfolio's net asset value per share, securities are valued by the "amortized cost" method of valuation, which does not take into account unrealized gains or losses. The amortized cost method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

     The use of amortized cost and the maintenance of each Portfolio's per share net asset value at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the 1940 Act. As a condition of operating under that rule, each Cash Portfolio must maintain an average weighted maturity of 90 days or less, purchase only instruments deemed to have remaining maturities of 13 months or less, and invest only in securities which are determined by the Advisor, pursuant to procedures established by the Board, to present minimal credit risks and which are Eligible Securities, pursuant to procedures established by the Board.

     The Board has established procedures reasonably designed to stabilize the net asset value per share for the purposes of sales and redemptions at $1.00. These procedures include daily review of the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value.

     In the event of a deviation of over 1/2 of 1% between a Cash Portfolio's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Board members will promptly consider what action, if any, should be taken. The Board members also will take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair results which might arise from differences between the two. Such action may include redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average weighted maturity, exercising puts, withholding dividends, paying distributions from capital or capital gains or utilizing a net asset value per share as determined by using available market quotations.

     The net asset value per share of each Cash Portfolio will ordinarily remain at $1.00, but each Cash Portfolio's daily dividends will vary in amount. There can be no assurance, however, that the Cash Portfolios will maintain a constant net asset value per share of $1.00.

CORE FIXED INCOME PORTFOLIO

     Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market, at the most recent quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is not such a reported sale, the latest quoted bid price will be used. Net asset value includes interest on fixed income securities which is accrued daily. In addition, bond and other fixed income securities may be valued on the basis of prices provided by a pricing service when the Advisor believes such prices reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, pursuant to which (i) such securities shall be valued initially at cost on the date of purchase or, in the case of securities purchased with more than 60 days maturity, at their market or fair value on the 61st day prior to maturity, and (ii) thereafter (absent unusual circumstances), a constant proportionate amortization of any discount or premium shall be assumed until maturity of the security.

     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board.

MUNI INTERMEDIATE AND NEW JERSEY MUNI PORTFOLIOS

     Municipal Obligations for which quotations are readily available are valued at the most recent quoted bid price provided by investment dealers, provided that Municipal Obligations may be valued on the basis of prices provided by a pricing service when such prices are determined by the administrator to reflect the fair market value of such Municipal Obligations. Municipal Obligations for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the particular Board. Debt obligations with remaining maturities of 60 days or less are valued on the basis of amortized cost, pursuant to which
(i) such securities are valued initially at cost on the date of purchase or, in the case of securities purchased with more than 60 days maturity, at their market or fair value on the 61st day prior to maturity, and (ii) thereafter (absent unusual circumstances), a constant proportionate amortization of any discount or premium shall be assumed until maturity of the security.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Portfolios have the following dividend and capital gains policies:

   (a) The Cash Portfolios declare dividends daily and normally distribute substantially all of their net investment income to shareholders monthly.

   (b) The Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios normally will distribute substantially all of their net investment income to shareholders in the form of monthly dividends.

     If any net capital gains are realized, the Portfolios normally distribute such gains at least once a year. However, see "Dividends, Capital Gains Distributions and Taxes--Federal Taxes--Miscellaneous," for a discussion of the Federal excise tax applicable to certain regulated investment companies.

     Undistributed net investment income is included in a Portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios' "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares of the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios by an investor, although in effect a return of capital, are taxable to the investor.

FEDERAL TAXES

     Each Portfolio intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Portfolio of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code.

     Taxable Portfolios. Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that a taxable Portfolio distribute to its shareholders an amount at least equal to 90% of its investment company taxable income and 90% of its net exempt interest income (if any) for such taxable year. In general, a Portfolio's investment company taxable income will be its net investment income, including interest and dividends, subject to certain adjustments, and net short-term capital gains and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Each Portfolio intends to distribute as dividends substantially all of its investment company taxable income each year. Such dividends will be taxable as ordinary income to each Portfolio's shareholders who are not currently exempt from Federal income taxes, whether such income or gain is received in cash or reinvested in additional shares. The dividends received deduction for corporations will apply to such ordinary income distributions to the extent the total qualifying dividends received by a Portfolio are from domestic corporations for the taxable year. It is anticipated that none of the dividends paid by the Government Cash and Core Fixed Income Portfolios will be eligible for the dividends received deduction.

     Substantially all of each Portfolio's net realized long-term capital gains, if any, will be distributed at least annually to its shareholders. A Portfolio generally will have no tax liability with respect to such gains and the distributions will be taxable to the shareholders who are not currently exempt from Federal income taxes as long-term capital gains, regardless of how long the shareholders have held the shares and whether such gains are received in cash or reinvested in additional shares.

     With respect to shares of the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios, a shareholder considering buying shares of a fund on or just before the record date of a dividend should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

     A taxable gain or loss may be realized by a shareholder upon redemption or transfer of shares of the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios, depending upon the tax basis of such shares and their price at the time of redemption or transfer.

     Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code, unless under the circumstances applicable to the particular shareholder the exclusion would be disallowed. (See "Additional Information Concerning Taxes" in the SAI.) Distributions of net income may be taxable to investors under state or local law as dividend income even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

     If the Portfolio should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by a Portfolio that is attributable to interest on such bonds in their Federal alternative minimum taxable income for purposes of determining liability (if any) for the alternative minimum tax and the environmental tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for Federal alternative minimum and environmental tax purposes. For individuals, the alternative minimum tax rate is 26% for alternative minimum taxable income in excess of an exemption amount and 28% for any amount of alternative minimum taxable income in excess of the exemption amount plus $175,000. For corporations, the alternative minimum tax rate is 20%. The environmental tax applicable to corporations is imposed at the rate of .12% on the excess of the corporation's modified Federal alternative minimum taxable income over $2,000,000. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

     To the extent that dividends paid to shareholders are derived from taxable interest or from long-term or short-term capital gains, such dividends will be subject to Federal income tax (whether such dividends are paid in cash or additional shares) and may also be subject to state and local taxes.

     Miscellaneous. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by a Portfolio on December 31, in the event such dividends are paid during January of the following year.

     A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and net capital gain (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any net capital gain prior to the end of each calendar year to avoid liability for this excise tax.

     The foregoing summarizes some of the important tax considerations generally affecting the Portfolios and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Portfolios should consult their tax advisers with specific reference to their own tax situation.

     The foregoing discussion of tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, which are subject to change by legislative or administrative action.

     Shareholders will be advised at least annually as to the federal income tax consequences of distributions made each year.

     Each Portfolio will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the IRS for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Portfolio that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

PENNSYLVANIA TAX CONSIDERATIONS

     Shareholders of the Muni Intermediate Portfolio will not be subject to Pennsylvania Personal Income Tax on distributions from the Portfolio attributable to interest income from Pennsylvania Municipal Obligations held by the Portfolio, either when received by the Portfolio or when credited or distributed to the shareholders. The exemption from Pennsylvania Personal Income Tax also will extend to interest on obligations of the United States, its territories and certain of its agencies and instrumentalities ("Federal Securities"). Shareholders of the Portfolio will not be subject to the Philadelphia School District Net Income Tax imposed on Philadelphia residents on distributions from the Portfolio attributable to interest income from Pennsylvania Municipal Obligations or Federal Securities held by the Portfolio, either when received by the Portfolio or when credited or distributed to the shareholders.

     For purposes of the Pennsylvania Personal Income Tax and the School District Tax, distributions derived from investments in other than Pennsylvania Municipal Obligations and Federal Securities and distributions from net realized capital gains in respect of such investments will be taxable. Distributions qualifying as capital gain dividends for Federal income tax purposes are not taxable for purposes of the School District Tax. Gain on the disposition of a share of the Muni Intermediate Portfolio will be subject to the Pennsylvania Personal Income Tax and the School District Tax, except that gain realized with respect to a share held for more than six months is not subject to the School District Tax.

     Shareholders of the Muni Intermediate Portfolio are not subject to the Pennsylvania personal property tax imposed by many counties in Pennsylvania to the extent that the Portfolio is comprised of Pennsylvania Municipal Obligations and Federal Securities. In addition, Glenmede Fund has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania, and currently does business in that state. Accordingly, the shares of the Glenmede Fund will be exempt from Pennsylvania Personal Property Taxes.

NEW JERSEY TAX CONSIDERATIONS

     It is anticipated that substantially all dividends paid by the New Jersey Muni Portfolio will not be subject to New Jersey personal income tax. In accordance with the provisions of New Jersey law, as currently in effect, distributions paid by a "qualified investment fund" will not be subject to the New Jersey personal income tax to the extent that the distributions are attributable to income received as interest or gain from New Jersey Municipal Obligations, or as interest or gain from direct U.S. Government obligations. Distributions by a qualified investment fund that are attributable to most other sources will be subject to the New Jersey personal income tax. If the New Jersey Muni Portfolio qualifies as a qualified investment fund under New Jersey law, any gain on the redemption or sale of the Portfolio's shares will not be subject to the New Jersey personal income tax. To be classified as a qualified investment fund, at least 80% of the Portfolio's investment must consist of New Jersey Municipal Obligations or direct U.S. Government obligations; it must have no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items (including receivables) and financial options, futures and forward contracts related to interest bearing obligations issued at a discount; and it must satisfy certain reporting obligations and provide certain information to its shareholders. Shares of the Portfolio are not subject to property taxation by New Jersey or its political subdivisions. To the extent that a shareholder is subject to state or local taxes outside New Jersey, dividends earned by an investment in the Fund may represent taxable income.

     The New Jersey personal income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, dividend and distributions from a "qualified investment fund" are included in the net income tax base for purposes of computing the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of Fund shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corporation Business Tax.

     The foregoing is only a summary of certain New Jersey tax considerations generally affecting the Portfolio and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations.

OTHER STATE AND LOCAL TAXES

     Shareholders may also be subject to state and local taxes on distributions from the Funds. A shareholder should consult with his or her tax adviser with respect to the tax status of distributions from the Funds in a particular state and locality.

                              INVESTMENT ADVISOR

     The Advisor, a limited purpose trust company chartered in 1956, provides fiduciary and investment services to endowment funds, foundations, employee benefit plans and other institutions and individuals. The Advisor is a wholly-owned subsidiary of The Glenmede Corporation and is located at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103. At January 31, 1997, the Advisor had over $10.3 billion in assets in the accounts for which it serves in various capacities including as executor, trustee or investment advisor.

     Under Investment Advisory Agreements (the "Investment Advisory Agreements") with the Funds, the Advisor, subject to the control and supervision of the particular Fund's Board and in conformance with the stated investment objective and policies of each Portfolio, manages the investment and reinvestment of the assets of each Portfolio. It is the responsibility of the Advisor to make investment decisions for the Portfolios and to place each Portfolio's purchase and sales orders.

     The Advisor does not receive any fee from the Funds for its investment services provided to the Portfolios described in this Prospectus. However, shareholders in the Funds who are clients of the Advisor or an Affiliate pay fees which vary depending on the capacity in which the Advisor or the Affiliate provides fiduciary and investment services to the particular client (e.g., personal trust, estate settlement, advisory and custodian services).

     Mary Ann B. Wirts, First Vice President and Manager of the Fixed Income Division of the Advisor, has been the portfolio manager primarily responsible for the management of the Tax-Exempt Cash Portfolio since that Portfolio commenced operations. Since November 1, 1996, Mrs. Wirts has also been the portfolio manager primarily responsible for the management of the Government Cash and Core Fixed Income Portfolios. Mrs. Wirts has been employed by the Advisor since 1982.

     Laura LaRosa is the portfolio manager primarily responsible for the management of the Muni Intermediate and New Jersey Muni Portfolios. Ms. LaRosa has been primarily responsible for the management of those Portfolios since November 1994. Prior to her employment with the Advisor, Ms. LaRosa was Vice President of Institutional Sales at Hopper Soliday, Philadelphia from 1986 through October 1994. Ms. LaRosa has been employed by the Advisor since November 1994.

         ADMINISTRATIVE, TRANSFER AGENCY AND DIVIDEND PAYING SERVICES

     ICC serves as the Funds' administrator, transfer agent and dividend paying agent pursuant to a Master Services Agreement, and in those capacities supervises all aspects of the Funds' day-to-day operations, other than management of the Funds' investments. ICC is an indirect subsidiary of Bankers Trust New York Corporation. For its services as administrator, transfer agent and dividend paying agent, ICC is entitled to receive fees from the Funds equal to .12% of the first $100 million of the combined net assets of the Funds; .08% of the next $150 million of the combined net assets of the Funds; .04% of the next $500 million of the combined net assets of the Funds and .03% of the combined net assets of the Funds over $750 million. For the fiscal year ended October 31, 1996, ICC received fees at the rate of .04% of the Government Cash Portfolio's average net assets; .04% of the Tax-Exempt Cash Portfolio's average net assets; .04% of the Core Fixed Income Portfolio's average net assets; .04% of the Muni Intermediate Portfolio's average net assets; and .04% of the New Jersey Muni Portfolio's average net assets.

                          SHAREHOLDER SERVICING PLAN

     The Funds have adopted a Shareholder Servicing Plan (the "Plan") effective January 1, 1995 under which the Funds may pay a fee to broker/dealers, banks and other financial institutions (including the Advisor and its affiliates) that are dealers of record or holders of record or which have a servicing relationship ("Servicing Agents") with the beneficial owners of shares in any of the Portfolios. Under the Plan, Servicing Agents enter into Shareholder Servicing Agreements (the "Agreements") with the Funds. Pursuant to such Agreements, Servicing Agents provide shareholder support services to their clients ("Customers") who beneficially own shares of the Portfolios. The fee, which is at an annual rate of .05%, is computed monthly and is based on the average daily net assets of the shares beneficially owned by Customers of such Servicing Agents. All expenses incurred by the Portfolios in connection with the Agreements and the implementation of the Plans shall be borne entirely by the holders of the shares of the particular Portfolio involved and will result in an equivalent increase to each Portfolio's Total Annual Portfolio Operating Expenses. The Advisor has entered into an Agreement with the Funds.

     The services provided by the Servicing Agents under the Agreements may include aggregating and processing purchase and redemption requests from Customers and transmitting purchase and redemption orders to the transfer agent; providing Customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; processing dividend and distribution payments from the Funds on behalf of Customers; providing information periodically to Customers showing their positions; arranging for bank wires; responding to Customers' inquiries concerning their investments; providing sub-accounting with respect to shares beneficially owned by Customers or the information necessary for sub-accounting; if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; and providing such other similar services as may be reasonably requested.

                            INVESTMENT LIMITATIONS

   Each Portfolio will not:

     (a) purchase more than 10% of any class of the outstanding voting securities of any issuer;

     (b) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities;

     (c) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in this Prospectus and the Statement of Additional Information and in connection with entering into futures contracts, but the deposit of assets in a segregated account in connection with the writing of covered put and call options and the purchase of securities on a when issued, delayed settlement or forward delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of a Portfolio's assets or the purchase of any securities on margin for purposes of this investment limitation;

     (d) issue senior securities except that a Portfolio may borrow money in accordance with investment limitation (e), purchase securities on a when issued, delayed settlement or forward delivery basis and enter into reverse repurchase agreements; and

     (e) borrow money except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 10% of its total assets at the time of borrowing (entering into reverse repurchase agreements and purchasing securities on a when issued, delayed settlement or forward delivery basis are not subject to this investment limitation).

     With respect to investment limitation (b), (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     Each Portfolio, with the exceptions of the Muni Intermediate and New Jersey Muni Portfolios, also will not:

     (a) with respect to 75% of its total assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities).

     Each of the Muni Intermediate and New Jersey Muni Portfolios is classified as a "non-diversified" investment company under the 1940 Act, which means that each Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the securities of a single issuer. However, each Portfolio intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which generally will relieve the Portfolio of any liability for federal income tax to the extent its earnings are distributed to shareholders. In order to qualify as a regulated investment company the Code requires, among other things, that at the end of each quarter, no more than 5% of the value of a Portfolio's total assets may be invested in the securities of any one issuer, and no more than 10% of the outstanding voting securities of such issuer may be held by the Portfolio, except that (a) up to 50% of the value of the Portfolio's total assets may be invested without regard to these limitations, provided that no more than 25% of the value of the Portfolio's total assets are invested in the securities of any one issuer (or two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses); (b) the foregoing limitations do not apply to securites issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (c) a Portfolio will be considered to have violated these diversification requirements only if the noncompliance results from an acquisition of securities during the quarter and is not cured within 30 days after the end of the quarter.

     If a percentage restriction for a Portfolio is adhered to at the time an investment is made, a later increase in percentage resulting from a change in value or assets will not constitute a violation of such restriction. If a Portfolio's borrowings are in excess of 5% (excluding overdrafts) of its total net assets, additional portfolio purchases will not be made until the amount of such borrowing is reduced to 5% or less.

     The investment limitations described here and in the SAI are fundamental policies of the Portfolios and may be changed only with the approval of the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the affected Portfolio.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     Glenmede Fund was organized as a Maryland corporation on June 30, 1988. Glenmede Fund's Articles of Incorporation authorize the Board members to issue 2,500,000,000 shares of common stock, with a $.001 par value. The Board has the power to designate one or more classes ("Portfolios") of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios. Currently, Glenmede Fund is offering shares of ten Portfolios.

     Glenmede Portfolios was organized as a Massachusetts business trust on March 3, 1992. Glenmede Portfolios' Master Trust Agreement authorizes Glenmede Portfolios' Board to issue an unlimited number of shares of beneficial interest with a $.001 par value. Glenmede Portfolios' Board has the power to designate one or more series (Sub-Trusts) of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such Sub-Trusts. Currently, Glenmede Portfolios is offering shares of two Sub-Trusts, the Muni Intermediate and New Jersey Muni Portfolios.

     The shares of each Portfolio have no preference as to conversion, exchange, dividends, retirement or other rights, and, when issued and paid for as provided in this Prospectus, will be fully paid and non-assessable. The shares of each Portfolio have no pre-emptive rights and do not have cumulative voting rights, which means that the holders of more than 50% of the shares of a Fund voting for the election of its Board members can elect 100% of the Board of that Fund if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the particular Fund. The Funds will not hold annual meetings of shareholders, except as required by the 1940 Act, the next sentence and other applicable law. Each Fund has undertaken that its Board will call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or members if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the particular Fund. To the extent required by the undertaking, the particular Fund will assist shareholder communication in such matters. The staff of the Commission has expressed the view that the use of this combined Prospectus for the Funds may subject a Fund to liability for misstatements, inaccuracies or incomplete disclosure about the other Fund.

     At January 31, 1997, the Advisor was the record owner of 100% of the outstanding shares of each Portfolio.

DISTRIBUTOR

     ICC Distributors, Inc., located at P.O. Box 7558, Portland, Maine 04101, serves as the Funds' distributor.

CUSTODIAN

     The Chase Manhattan Bank, N.A., Brooklyn, New York, serves as the custodian of the Funds' respective assets.

TRANSFER AGENT

     ICC, located at 1 South Street, Baltimore, Maryland 21202, acts as the Funds' transfer agent.

INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P., Philadelphia, Pennsylvania, serves as independent accountants for each of the Funds and will audit its respective financial statements annually.

REPORTS

     Shareholders receive unaudited semi-annual financial statements and audited annual financial statements.

COUNSEL

     Drinker Biddle & Reath LLP, Philadelphia, Pennsylvania, serves as counsel to each of the Funds.

                          BOARD MEMBERS AND OFFICERS

     The business and affairs of each of the Funds are managed under the direction of its Board. The following is a list of the Board members and officers of each of the Funds and a brief statement of their principal occupations during the past five years:

          Name and Address               Age            Principal Occupation During Past Five Years
-------------------------------------   -----   ------------------------------------------------------------
H. Franklin Allen, Ph.D.                 41     Director of Glenmede Fund; Trustee of The Glenmede
Finance Department                              Portfolios; Nippon Life Professor of Finance and Econom-
The Wharton School                              ics; Professor of Finance and Economics from 1990-1996;
University of Pennsylvania                      Vice Dean and Director of Wharton Doctoral Programs
Philadelphia, PA 19104-6367                     from 1990-1993. He has been employed by The University
                                                of Pennsylvania since 1980.

Willard S. Boothby, Jr.                  75     Director of Glenmede Fund; Trustee of The Glenmede
600 East Gravers Lane                           Portfolios; Director, Penn Engineering & Manufacturing
Wyndmoor, PA 19118                              Corp.; Former Director of Georgia-Pacific Corp.; Former
                                                Managing Director of PaineWebber, Inc.

John W. Church, Jr.*                     64     Chairman, President and Director of Glenmede Fund;
One Liberty Place                               Chairman, President and Trustee of The Glenmede Portfo-
1650 Market Street, Suite 1200                  lios; Executive Vice President and Chief Investment
Philadelphia, PA 19103                          Officer of The Glenmede Trust Company. He has been
                                                employed by The Glenmede Trust Company since 1979.

Francis J. Palamara                      72     Director of Glenmede Fund; Trustee of The Glenmede
P.O. Box 44024                                  Portfolios; Trustee of Gintel Fund ; Director, XTRA Cor-
Phoenix, AZ 85064-4024                          poration; Former Executive Vice President--Finance of
                                                ARAMARK, Inc.

G. Thompson Pew, Jr.*                    55     Director of Glenmede Fund; Trustee of The Glenmede
310 Caversham Road                              Portfolios; Former Director of Brown & Glenmede Hold-
Bryn Mawr, PA 19010                             ings, Inc.; Former Co-Director, Principal and Officer of
                                                Philadelphia Investment Banking Co.; Former Director and
                                                Officer of Valley Forge Administrative Services Company.

Mary Ann B. Wirts                        46     Executive Vice President of Glenmede Fund and The
One Liberty Place                               Glenmede Portfolios; First Vice President and Manager of the
1650 Market Street, Suite 1200                  Fixed Income Division of The Glenmede Trust Company.
Philadelphia, PA 19103                          She has been employed by The Glenmede Trust Company
                                                since 1982.

Kimberly C. Osborne                      31     Vice President of Glenmede Fund and The Glenmede Port-
One Liberty Place                               folios; Vice President of The Glenmede Trust Company.
1650 Market Street, Suite 1200                  She has been employed by The Glenmede Trust Company
Philadelphia, PA 19103                          since 1993. From 1992-1993, she was a Client Service
                                                Manager with Mutual Funds Service Company, and from
                                                1987-1992, she was a Client Administrator with The Van-
                                                guard Group, Inc.

Michael P. Malloy                        38     Secretary of Glenmede Fund and The Glenmede Portfolios;
Philadelphia National Bank Building             Partner in the law firm of Drinker Biddle & Reath LLP.
1345 Chestnut Street
Philadelphia, PA 19107-3496

Edward J. Veilleux                       54     Assistant Secretary of Glenmede Fund and The Glenmede
1 South Street                                  Portfolios; Principal, BT Alex. Brown Inc.; Executive Vice
Baltimore, MD 21202                             President of ICC.

Joseph A. Finelli                        40     Treasurer of Glenmede Fund and The Glenmede Portfolios.
1 South Street                                  He has been a Vice President of BT Alex. Brown Inc. since
Baltimore, MD 21202                             1995. Prior thereto, he was Vice President and Treasurer of
                                                The Delaware Group.

------------
* Board members Church and Pew are "interested persons" of the Funds as that term is defined in the 1940 Act.

     For additional information concerning remuneration of Board members see "Management of the Funds" in the SAI.
                             --------------------
     Shareholder inquiries should be addressed to the Funds at the address or telephone number stated on the cover page.

                            THE GLENMEDE FUND, INC.
                            THE GLENMEDE PORTFOLIOS
                   1 South Street, Baltimore, Maryland 21202
================================================================================

                                  Prospectus


              Dated February 27, 1997 (as revised November 7, 1997)

      Investment Advisor                     Administrator and Transfer Agent

      The Glenmede Trust Company             Investment Company Capital Corp.
      One Liberty Place                      1 South Street
      1650 Market Street, Suite 1200         Baltimore, Maryland 21202
      Philadelphia, PA 19103
                                             Distributor

                                             ICC Distributors, Inc.
                                             P.O. Box 7558
                                             Portland, Maine 04101



--------------------------------------------------------------------------------
                               Table of Contents




                                               Page                                                    Page
                                               ----                                                    ----
Expenses of the Portfolios   ...............     2       Valuation of Shares ........................    14
Financial Highlights   .....................     3       Dividends, Capital Gains Distributions and
Performance Calculations  ..................     6          Taxes   .................................    15
Investment Policies and Risk Factors  ......     6       Investment Advisor  ........................    18
Common Investment Policies and Risk                      Administrative, Transfer Agency and
   Factors    ..............................    11          Dividend Paying Services  ...............    19
Purchase of Shares  ........................    13       Shareholder Servicing Plan   ...............    19
Redemption of Shares   .....................    14       Investment Limitations    ..................    19
Additional Information on the Purchase and               General Information ........................    20
   Redemption of Shares of the Portfolios ..    14       Board Members and Officers   ...............    22




No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in the Funds' Statement of Additional Information, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their Distributor. This Prospectus does not constitute an offering by the Funds or the Distributor in any jurisdiction in which such offering may not lawfully be made.

                             THE GLENMEDE FUND, INC.
                             THE GLENMEDE PORTFOLIOS
                                 (800) 442-8299

                       STATEMENT OF ADDITIONAL INFORMATION

                 February 27, 1997 (as revised November 7, 1997)


         This Statement of Additional Information is not a prospectus but should be read in conjunction with The Glenmede Fund, Inc.'s ("Glenmede Fund") and The Glenmede Portfolios' ("Glenmede Portfolios" and collectively with Glenmede Fund, the "Funds") Prospectuses dated February 27, 1997, as amended or supplemented from time to time (the "Prospectuses"). This Statement of Additional Information is for the Government Cash, Tax-Exempt Cash, Core Fixed Income, International, Equity, Small Capitalization Equity, Large Cap Value, Muni Intermediate and New Jersey Muni Portfolios. To obtain any of the Prospectuses, please call the Funds at the above telephone number.

         Capitalized terms used in this Statement of Additional Information and not otherwise defined have the same meanings given to them in the Funds' Prospectuses.


                             Table of Contents                           Page

         THE FUNDS.......................................................  2
         INVESTMENT OBJECTIVES AND POLICIES..............................  2
         PURCHASE OF SHARES..............................................  3
         REDEMPTION OF SHARES............................................  3
         SHAREHOLDER SERVICES............................................  4
         PORTFOLIO TURNOVER..............................................  4
         INVESTMENT LIMITATIONS..........................................  4
         MANAGEMENT OF THE FUNDS.........................................  8
         INVESTMENT ADVISORY AND OTHER SERVICES..........................  9
         DISTRIBUTOR..................................................... 11
         PORTFOLIO TRANSACTIONS.......................................... 11
         ADDITIONAL INFORMATION CONCERNING TAXES......................... 13
         PERFORMANCE CALCULATIONS........................................ 24
         GENERAL INFORMATION............................................. 28
         FINANCIAL STATEMENTS............................................ 29
         OTHER INFORMATION............................................... 30
APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS........................A-1

                                    THE FUNDS

         On February 27, 1997, the Model Equity Portfolio changed its name to the Large Cap Value Portfolio. On September 25, 1997, the Intermediate Government Portfolio changed its name to the Core Fixed Income Portfolio. References in this Statement of Additional Information are to a Portfolio's current name.

                       INVESTMENT OBJECTIVES AND POLICIES

         The following policies supplement the investment objectives and policies set forth in the Funds' Prospectuses:

         Repurchase Agreements

         Repurchase agreements that do not provide for payment to a Portfolio within seven days after notice without taking a reduced price are considered illiquid securities.

         Forward Foreign Exchange Contracts

         The International Portfolio may enter into forward foreign exchange contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC such as the New York Mercantile Exchange. The International Portfolio would enter into foreign currency futures contracts solely for hedging or other appropriate investment purposes as defined in CFTC regulations.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward contract, the International Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

         Securities Lending

         Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940 (the "1940 Act") or the rules and regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder. The Company may, from time to time, pay negotiated fees in connection with the lending of securities.

                               PURCHASE OF SHARES

         The purchase price of shares of each Portfolio is the net asset value next determined after receipt of the purchase order by the particular Fund.

         Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the particular Fund, and
(iii) to reduce or waive the minimum for initial and subsequent investments from time to time.

         At the discretion of the Funds, investors may be permitted to purchase Portfolio shares by transferring securities to the Portfolio that meet the Portfolios investment objectives and policies.

                              REDEMPTION OF SHARES

         Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and
(iii) for such other periods as the Commission may permit.

         No charge is made by any Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

                              SHAREHOLDER SERVICES

         Shareholders may transfer shares of the Portfolios to another person. An investor wishing to transfer shares should contact the Advisor.

                               PORTFOLIO TURNOVER

         The Portfolios will not normally engage in short-term trading, but reserve the right to do so. A high portfolio turnover rate can result in corresponding increases in brokerage commissions; however, the Advisor will not consider turnover rate a limiting factor in making investment decisions consistent with that Portfolio's investment objectives and policies. The Portfolios' portfolio turnover rates for each of the past fiscal years are set forth under "Financial Highlights" in the Funds' Prospectuses. Changes in the Portfolios' turnover rates were due to market fluctuations and investment opportunities. As a result of a change in how the Large Cap Value Portfolio seeks to achieve its investment objective, the portfolio turnover rate decreased from 227% for fiscal year ended October 31, 1995 to 104% for fiscal year ended October 31, 1996.

                             INVESTMENT LIMITATIONS

         Each Portfolio is subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) 67% of the voting securities of the affected Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the affected Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the affected Portfolio. Each Portfolio will not:

         (1) invest in commodities or commodity contracts, except that each Portfolio may invest in futures contracts and options;

         (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

         (3) make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in investment limitation (9) below, and money market instruments, including bankers acceptances and commercial paper, and selling securities on a when issued, delayed settlement or forward delivery basis) which are publicly or privately distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

         (4) purchase on margin or sell short, except as specified above in investment limitation (1);

         (5) purchase more than 10% of any class of the outstanding voting securities of any issuer;

         (6) issue senior securities, except that a Portfolio may borrow money in accordance with investment limitation (7) below, purchase securities on a when issued, delayed settlement or forward delivery basis and enter into reverse repurchase agreements;

         (7) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 10% of its total assets at the time of the borrowing (entering into reverse repurchase agreements and purchasing securities on a when issued, delayed settlement or forward delivery basis are not subject to this investment limitation);

         (8) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in the Prospectus and this Statement of Additional Information and in connection with entering into futures contracts, but the deposit of assets in a segregated account in connection with the writing of covered put and call options and the purchase of securities on a when issued, delayed settlement or forward delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of a Portfolio's assets or the purchase of any securities on margin for purposes of this investment limitation;

         (9) underwrite the securities of other issuers or invest more than an aggregate of 10% of the total assets of the Portfolio, at the time of purchase, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements which have maturities of more than seven days;

         (10) invest for the purpose of exercising control over management of any company;

         (11) invest its assets in securities of any investment company, except in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act;

         (12) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities, or instruments issued by U.S. banks; and

         (13) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

         Each Portfolio, with the exception of the Muni Intermediate and New Jersey Muni Portfolios, also will not:

         (1) with respect as to 75% of its total assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities).

         Although not a matter of fundamental policy, pursuant to Rule 2a-7 under the 1940 Act, the Government Cash Portfolio will limit its purchases of any one issuer's securities (other than U.S. Government Securities) to 5% of the Portfolio's total assets at the time of purchase, except that it may invest more than 5% (but no more than 25%) of its total assets in First Tier Securities of one issuer for a period of up to three business days.

         Each of the Muni Intermediate and New Jersey Muni Portfolios is classified as a "non-diversified" investment company under the 1940 Act, which means the Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the securities of a single issuer. However, each Portfolio intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended, which generally will relieve the Portfolio of any liability for federal income tax to the extent its earnings are distributed to shareholders. In order to qualify as a regulated investment company for federal income tax purposes, the Portfolio generally will limit its investments such that at the close of each quarter of the taxable year it will not, with respect to 50% of its total assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities).

         If a percentage restriction is adhered to at the time an investment is made, a later increase in percentage resulting from a change in value or assets will not constitute a violation of such restriction.

         With regard to limitation (11), the 1940 Act currently prohibits an investment company from acquiring securities of another investment company if, as a result of the transaction, the acquiring company and any company or companies controlled by it would own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the acquiring company, or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the acquired company) having an aggregate value in excess of 10% of the value of the total assets of the acquiring company. In addition to the advisory fees and other expenses that a Portfolio bears directly in connection with its own operations, as a shareholder of another investment company, such Portfolio would bear its "pro rata" portion of the other investment company's advisory fees and other expenses. Therefore, to the extent that a Portfolio is invested in shares of other investment companies, such Portfolio's shareholders will be subject to expenses of such other investment companies, in addition to expenses of the Portfolio.

         As a matter of policy which may be changed by the particular Fund's Board without shareholder approval, with respect to limitation (12), Portfolios other than the Government Cash Portfolio and the Tax-Exempt Cash Portfolio will not invest more than 25% of the value of their respective total assets in instruments issued by U.S. banks.

         In addition, with respect to investment limitation (12), (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transaction, electric and gas, electric and telephone will each be considered a separate industry.

         With regard to limitation (13), the purchase of securities of a corporation, a subsidiary of which has an interest in oil, gas or other mineral exploration or development programs shall not be deemed to be prohibited by the limitation.

                             MANAGEMENT OF THE FUNDS

         Each Fund's officers, under the supervision of the particular Board, manage the day-to-day operations of the Fund. The Board members set broad policies for each Fund and choose its officers. A list of the Board members and officers and a brief statement of their current positions and principal occupations during the past five years is set forth in the Funds' Prospectuses.

Remuneration of Board Members

         Effective June 12, 1996, Glenmede Fund pays each Board member, other than Mr. Church, an annual fee of $8,000 plus $1,250 for each Board meeting attended and each Board Valuation Committee meeting attended (unless such meeting was held in conjunction with a Board meeting) and out-of-pocket expenses incurred in attending Board meetings. Prior to June 12, 1996, Glenmede Fund paid each Director, other than Mr. Church, an annual fee of $6,000 plus $1,250 for each Board meeting attended and out-of-pocket expenses incurred in attending Board meetings. Glenmede Portfolios pays each Board member, other than Mr. Church, an annual fee of $1,000 per year and out-of-pocket expenses incurred in attending Board meetings. Officers of the Funds receive no compensation as officers from the Funds.

         Set forth in the table below is the compensation received by Board members for the fiscal year ended October 31, 1996.




                                                                                   Pension or
                                                                                   Retirement
                                          Aggregate          Aggregate             Benefits        Estimated
                                          Compensation       Compensation          Total           Annual
                                          from               from                  Part of         Benefits           Compensation
      Name of                             Glenmede           Glenmede              the Funds'      Upon               from the
  Person, Position                        Fund               Portfolios            Expense         Retirement         Funds
  ----------------                        ----               ----------            -------         ----------         -----

Dr. H. Franklin Allen, Ph.D.,             $14,441            $1,059                None            None               $15,500
  Director/Trustee

Willard S. Boothby, Jr.,                  $11,941            $1,059                None            None               $13,000
  Director/Trustee

John W. Church, Jr.                       None               None                  None            None               None
  Director/Trustee

Francis J. Palamara,                      $11,941            $1,059                None            None               $13,000
  Director/Trustee

G. Thompson Pew, Jr.,                     $14,441            $1,059                None            None               $15,500
  Director/Trustee

                     INVESTMENT ADVISORY AND OTHER SERVICES

         The Advisor, The Glenmede Trust Company, is the wholly-owned subsidiary of The Glenmede Corporation (the "Corporation") whose shares are closely held by 73 shareholders. The Corporation has a nine person Board of Directors which, at January 31, 1997, collectively, owned 98.67% of the Corporation's voting shares and 35.70% of the Corporation's total outstanding shares. The members of the Board and their respective interests in the Corporation at January 31, 1997 are as follows:

The Glenmede Corporation                     Percent of           Percent of
Board of Directors                           Voting Shares        Total Shares
------------------                           -------------        ------------

Susan W. Catherwood......................          10.83%            1.17%
Richard F. Pew...........................          10.83%            1.03%
Thomas W. Langfitt, M.D..................          11.07%            7.59%
Arthur E. Pew III........................          10.83%            1.03%
J. Howard Pew, II........................          10.83%            1.37%
J. N. Pew, III...........................          11.07%            5.25%
J. N. Pew, IV............................          11.07%            1.37%
R. Anderson Pew..........................          11.07%            5.82%
Ethel Benson Wister......................          11.07%           11.07%
                                                   ------           ------
                                                   98.67%           35.70%

         As noted in the Prospectus, the Advisor does not receive any fee from the Portfolios for its investment services. However, all shareholders in the Portfolios are clients of the Advisor or an Affiliate and, as clients, pay fees which vary depending on the capacity in which the Advisor or Affiliate provides fiduciary and investment services to the particular client. Such services may include personal trust, estate settlement, advisory and custodian services. For example, for advisory services, the Advisor charges its clients up to 1% on the first $1 million of principal, .60% on the next $1 million of principal, .50% on the next $3 million of principal and .40% on the next $5 million of principal, with a minimum annual fee of $10,000. For accounts in excess of $10 million of principal, the fee would be determined by special analysis.

         Since July 1, 1995, administrative, transfer agency and dividend paying services have been provided to each of the Funds by ICC, pursuant to a Master Services Agreement between each of the Funds and ICC. See "Administrative, Transfer Agency and Dividend Paying Services" in the Prospectuses for information concerning the substantive provisions of each Master Services Agreement. For the fiscal year ended October 31, 1996, the Funds paid ICC fees of $183,151 for the Government Cash Portfolio, $95,073 for the Tax-Exempt Cash Portfolio, $110,811 for the Core Fixed Income Portfolio, $216,069 for the International Portfolio, $33,415 for the Equity Portfolio, $101,413 for the Small Capitalization Equity Portfolio, $12,716 for the Large Cap Value Portfolio, $7,474 for the Muni Intermediate Portfolio and $2,571 for the New Jersey Muni Portfolio.

          For the period July 1, 1995 to October 31, 1995, the Funds paid ICC fees of $59,300 for the Government Cash Portfolio, $30,104 for the Tax-Exempt Cash Portfolio, $48,906 for the Core Fixed Income Portfolio, $55,781 for the International Portfolio, $11,445 for the Equity Portfolio, $24,932 for the Small Capitalization Equity Portfolio, $2,615 for the Large Cap Value Portfolio, $2,663 for the Muni Intermediate Portfolio and $808 for the New Jersey Muni Portfolio.

         From the close of business on May 6, 1994 to the close of business on June 30, 1995, administrative services were provided to each Fund by The Shareholder Services Group, Inc. ("TSSG"), pursuant to Administration Agreements. For the period November 1, 1994 to June 30, 1995, the Funds paid TSSG administrative fees of $238,455 for the Government Cash Portfolio, $126,195 for the Tax-Exempt Cash Portfolio, $193,903 for the Core Fixed Income Portfolio, $172,504 for the International Portfolio, $38,056 for the Equity Portfolio, $76,001 for the Small Capitalization Equity Portfolio, $11,371 for the Large Cap Value Portfolio, $11,012 for the Muni Intermediate Portfolio and $2,829 for the New Jersey Muni Portfolio. For the period May 6, 1994 through October 31, 1994, the Funds paid TSSG administrative fees of $138,505 for the Government Cash Portfolio, $96,424 for the Tax-Exempt Cash Portfolio, $166,354 for the Core Fixed Income Portfolio, $126,733 for the International Portfolio, $28,783 for the Equity Portfolio, $44,272 for the Small Capitalization Equity Portfolio, $9,019 for the Large Cap Value Portfolio, $13,154 for the Muni

Intermediate Portfolio and $1,858 for the New Jersey Muni Portfolio.

         Prior to May 6, 1994, The Boston Company Advisors, Inc. ("Boston Advisors"), an indirect wholly owned subsidiary of Mellon Bank Corporation, served as the Funds' administrator. For the period November 1, 1993 to May 5, 1994, the Funds paid fees to Boston Advisors of $106,343 for the Government Cash Portfolio, $63,862 for the Tax-Exempt Cash Portfolio, $236,483 for the Core Fixed Income Portfolio, $108,217 for the International Portfolio, $23,504 for the Equity Portfolio, $35,777 for the Small Capitalization Equity Portfolio, $7,061 for the Large Cap Value Portfolio, $37,283 for the Muni Intermediate Portfolio and $1,378 for the New Jersey Muni Portfolio.

         As described more fully in the Prospectuses, the Advisor provides shareholder support services to their clients who beneficially own shares of the Portfolios pursuant to a Shareholder Servicing Agreement ("Agreement") with each of the Funds. Shareholder servicing fees payable for the fiscal year ended October 31, 1996 for the Government Cash, Tax-Exempt Cash, Core Fixed Income, Muni Intermediate, New Jersey Muni, Equity, International, Small Capitalization Equity and Large Cap Value Portfolios were $226,624, $117,082, $136,249, $9,135, $3,168, $42,934, $265,082, $125,390 and $15,789, respectively.

         Shareholder servicing fees payable for the period January 1, 1995 to October 31, 1995 for the Government Cash, Tax-Exempt Cash, Core Fixed Income, Muni Intermediate, New Jersey Muni, Equity, International, Small Capitalization Equity and Large Cap Value Portfolios were $179,403, $88,295, $137,633, $7,721, $2,177, $29,441, $130,533, $ 61,932, and $7,699, respectively.

         Custody services are provided to each Portfolio by The Chase Manhattan Bank, N.A., Brooklyn, New York.

                                   DISTRIBUTOR

         Shares of the Funds are distributed continuously and are offered without a sales load by ICC Distributors, Inc. ("ICC Distributors"), pursuant to a Distribution Agreement between the Funds and ICC Distributors. ICC Distributors receives no fee from the Funds for its distribution services.


                             PORTFOLIO TRANSACTIONS

         The Investment Advisory Agreements authorize the Advisor to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Portfolios and direct the Advisor to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Advisor may, however, consistent with the interests of a Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to a Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor under the Investment Advisory Agreements. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor to a Portfolio and the Advisor's other clients.

         During the fiscal year ended October 31, 1996, the Equity, International, Small Capitalization Equity and Large Cap Value Portfolios paid $99,329, $726,803, $487,995 and $165,881 in brokerage commissions, respectively. During the fiscal year ended October 31, 1995, the Equity, International, Small Capitalization Equity and Large Cap Value Portfolios paid $157,547, $453,721, $343,683 and $165,103 in brokerage commissions, respectively. During the fiscal year ended October 31, 1994, the Equity, International, Small Capitalization Equity and Large Cap Value Portfolios paid $212,177, $617,512, $180,822 and $212,005 in brokerage commissions, respectively.

         The Government Cash, Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios do not currently expect to incur any brokerage commission expense on transactions in their portfolio securities because debt instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

         Because shares of the Portfolios are not marketed through intermediary brokers or dealers, it is not the Funds' practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through such firms. However, the Advisor may place portfolio orders with qualified broker-dealers who refer clients to the Advisor.

         Some securities considered for investment by each Portfolio may also be appropriate for other clients served by the Advisor. If purchase or sale of securities is consistent with the investment policies of a Portfolio and one or more of these other clients served by the Advisor and is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Advisor. While in some cases this practice could have a detrimental effect on the price, value or quantity of the security as far as a Portfolio is concerned, in other cases it is believed to be beneficial to the Portfolios.

                     ADDITIONAL INFORMATION CONCERNING TAXES

         General. The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

         Each Portfolio is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a regulated investment company. Qualification as a regulated investment company under the Code requires, among other things, that each Portfolio distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its tax-exempt income (if any) net of certain deductions for a taxable year. In addition, each Portfolio must satisfy certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each Portfolio must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Portfolio's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Portfolio's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Portfolio from a partnership or trust is treated for this purpose as derived with respect to the Portfolio's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Portfolio in the same manner as by the partnership or trust.

         Any distribution of the excess of net long-term capital gain over net short-term capital loss is taxable to a shareholder as long-term capital gain, regardless of how long the shareholder has held the distributing Portfolio's shares and whether such distribution is received in cash or additional Portfolio shares. Each Portfolio will designate such distributions as capital gain dividends in a written notice mailed to shareholders within 60 days after the close of the Portfolio's taxable year. Shareholders should note that, upon the sale or exchange of Portfolio shares, if the shareholder has not held such shares for more than six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

         Under the Taxpayer Relief Act of 1997, for capital gains on securities recognized after July 28, 1997, the maximum tax rate for individuals is 20% if the property was held more than 18 months; for property held for more than 12 months, but no longer than 18 months, the maximum tax rate on capital gains continues to be 28%. For sales or exchanges on or before July 28, 1997, an individual's net capital gains are still taxable at a maximum rate of 28%. Ordinary income of individuals is taxable at a maximum marginal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35% (although surtax provisions apply at certain income levels to result in marginal rates as high as 39%).

         If for any taxable year a Portfolio does not qualify for the special Federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to Federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (including amounts derived from interest on tax-exempt obligations in the case of the Tax-Exempt Cash,

Muni Intermediate and New Jersey Muni Portfolios) would betaxable as ordinary income to shareholders to the extent of the Portfolio's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

         Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios. As described in the Prospectus, these Portfolios are designed to provide investors with current tax-exempt interest income. Shares of the Portfolios would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, would not only fail to gain any additional benefit from each such Portfolio's dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Portfolios may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

         The percentage of total dividends paid by each Portfolio with respect to any taxable year which qualify as Federal exempt-interest dividends will be the same for all shareholders receiving dividends for such year. In order for each Portfolio to pay exempt-interest dividends with respect to any taxable year, at the close of each quarter of its taxable year at least 50% of the aggregate value of each Portfolio's assets must consist of exempt-interest obligations. After the close of its taxable year, each Portfolio will notify its shareholders of the portion of the dividends paid by it which constitutes an exempt- interest dividend with respect to such year. However, the aggregate amount of dividends so designated by each Portfolio cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the particular Portfolio for the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

         Interest on indebtedness incurred by a shareholder to purchase or carry such a Portfolio's shares generally is not deductible for Federal income tax purposes if the Portfolio distributes exempt-interest dividends during the shareholder's taxable year.

         While each Portfolio will seek to invest substantially all of its assets in tax-exempt obligations (except on a temporary basis or for temporary defensive periods), any investment company taxable income earned by a Portfolio will be distributed. In general, each Portfolio's investment company taxable income will be its taxable income (including taxable interest received from temporary investments and any net short-term capital gains realized by a Portfolio) subject to certain adjustments and excluding the excess of any net long-term capital gains for the taxable year over the net short-term capital loss, if any, for such year.

         Federal Taxation of Certain Financial Instruments. Generally, certain foreign currency contracts entered into and held by the International Portfolio at the close of the Fund's taxable year may be treated for Federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and sixty percent of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Portfolio holds the foreign currency contract ("the 40-60 rule"). To receive such Federal income tax treatment, a foreign currency contract must meet the following conditions:
(1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The amount of any capital gain or loss actually realized by the Portfolio in a subsequent sale or other disposition of those foreign currency contracts will be adjusted to reflect any capital gain or loss taken into account by the Portfolio in a prior year as a result of the constructive sale of the contracts. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury has not issued any such regulations. Other foreign currency contracts entered into by the International Portfolio may result in the creation of one or more straddles for Federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

         With respect to foreign currency contracts and other financial instruments subject to the mark-to-market rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a foreign currency contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the mark-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of mark-to-market) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of a Portfolio's contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.

         Special rules govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations under which certain transactions that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a Portfolio which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts the International Portfolio may make or enter into will be subject to the special currency rules described above.


Special Considerations Regarding Investment In Pennsylvania Municipal
Obligations.

         The concentration of investments in Pennsylvania Municipal Obligations by the Muni Intermediate Portfolio raises special investment considerations. In particular, changes in the economic condition and governmental policies of the Commonwealth of Pennsylvania (the "Commonwealth") and its municipalities could adversely affect the value of the Portfolio and its portfolio securities. This section briefly describes current economic trends in Pennsylvania.

         Pennsylvania's economy historically has been dependent on heavy industry although recent declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy. Recent sources of economic growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions. Agriculture continues to be an important component of the Commonwealth's economic structure, with nearly one-third of the Commonwealth's total land area devoted to cropland, pasture and farm woodlands.

         The Commonwealth utilizes the fund method of accounting and over 120 funds have been established for purposes of recording receipts and disbursements of the Commonwealth, of which the General Fund is the largest. Most of the Commonwealth's operating and administrative expenses are payable from the General Fund. The major tax sources for the General Fund are the sales tax, the personal income tax and the corporate net income tax. Major expenditures of the Commonwealth include funding for education, public health and welfare, transportation, and economic development.

         The constitution of the Commonwealth provides that operating budget appropriations of the Commonwealth may not exceed the estimated revenues and available surplus in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund and for certain special revenue funds which together represent the majority of expenditures of the Commonwealth. Although the balance in the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending decreases have resulted in surpluses the last four years; as of June 30, 1996, the General Fund had a surplus of $635.2 million.

         Current constitutional provisions permit the Commonwealth to issue the following types of debt: (i) electorate approved debt, (ii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, (iii) tax anticipation notes payable in the fiscal year of issuance and (iv) debt to suppress insurrection or rehabilitate areas affected by disaster. Certain state-created agencies issue debt supported by assets of, or revenues derived from, the various projects financed and the debt of such agencies is not an obligation of the Commonwealth although some of the agencies are indirectly dependent on Commonwealth appropriations.

         Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations including suits relating to the following matters: (a) the ACLU has filed suit in federal court demanding additional funding for child welfare services; the Commonwealth settled a similar suit in the Commonwealth Court of Pennsylvania and is seeking the dismissal of the federal suit, inter alia, because of that settlement. After its earlier denial was reversed by the Third Circuit Court of Appeals, the district court granted class certification to the ACLU, and the parties are proceeding with discovery (no available estimates of potential liability); (b) in 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county funding of the judicial system to be in conflict with the constitution of the Commonwealth, but stayed judgment pending enactment by the legislature of funding consistent with the opinion and the legislature has yet to consider legislation implementing the judgment. In 1992, a new action in mandamus was filed seeking to compel the Commonwealth to comply with the original decision. The court issued a writ in mandamus and appointed a special master in 1996 to submit a plan for implementation, which it intended to acquire by January 1, 1998. In January 1997, the Court established a committee, consisting of the special master and representatives of the Executive and Legislature, to develop an implementation plan; (c) litigation has been filed in both state and federal court by an association of rural and small schools and several individual school districts and parents challenging the constitutionality of the Commonwealth's system for funding local school districts -- the federal case has been stayed pending resolution of the state case; in the state case, the trial, briefing and argument has been completed as of September 1997, and the presiding judge has taken the case under advisement

(no available estimate of potential liability); (d) Envirotest/Synterra
Partners ("Envirotest") filed suit against the Commonwealth asserting that it sustained damages in excess of $350 million as a result of investments it made in reliance on a contract to conduct emissions testing before the emissions testing program was suspended. Envirotest has entered into a Settlement Agreement to resolve Envirotest's claims that will pay Envirotest a conditional sum of $195 million over four years; (e) in litigation brought by the Pennsylvania Human Relations Commission to remedy unintentional conditions of segregation in the Philadelphia public schools, the School District of Philadelphia filed a third-party complaint against the Commonwealth asking the Commonwealth Court to require the Commonwealth to supply funding necessary for the District to comply with orders of the Court; the Commonwealth Court found that the School District was entitled to receive an additional $45.1 million for the 1996-97 school year, but the Pennsylvania Supreme Court vacated this decision in September 1996; in January 1997, the Supreme Court ordered the parties to brief certain issues, but no further decision by the Supreme Court has been issued (no available estimate of potential liability); and (f) in February 1997, five residents of the City of Philadelphia, joined by the City, the School District and others, filed a civil action in the Commonwealth Court for declaratory judgment against the Commonwealth and certain Commonwealth officers and officials that the defendants had failed to provide an adequate quality of education in Philadelphia, as required by the Pennsylvania Constitution (no available estimate of potential liability).

         Local government units in the Commonwealth of Pennsylvania (which include, among other things, counties, cities, boroughs, towns, townships, school districts and other municipally created units such as industrial development authorities and municipality authorities, including water and sewer authorities) are permitted to issue debt for capital projects: (i) in any amount so long as the debt has been approved by the voters of the local government unit; or (ii) without electoral approval if the aggregate outstanding principal amount of debt of the local government unit is not in excess of 100% of its borrowing base (in the case of a school district of the first class), 300% of its borrowing base (in the case of a county) or 250% of its borrowing base (in the case of all other local government units); or (iii) without electoral approval and without regard to the limit described in (ii) in any amount in the case of certain subsidized debt and self-liquidating debt (defined to be debt with no claim on taxing power, secured solely by revenues from a specific source which have been projected to be sufficient to pay debt service on the related debt). Lease rental debt may also be issued, in which case the total debt limits described in section (ii) (taking into account all existing lease rental debt in addition to all other debt) are increased. The borrowing base for a local government unit is the average of total revenues for the three fiscal years preceding the borrowing. The risk of investing in debt issued by any particular local government unit depends, in the case of general obligation bonds secured by tax revenues, on the credit-worthiness of that issuer or, in the case of revenue bonds, on the revenue producing ability of the project being financed, and not directly on the credit-worthiness of the Commonwealth of Pennsylvania as a whole.

         The City experienced a series of General Fund deficits for Fiscal Years 1988 through 1992 and, while its general financial situation has improved, the City is still seeking a long-term solution for its economic difficulties. The City has no legal authority to issue deficit reduction bonds on its own behalf, but state legislation has been enacted to create an Intergovernmental Cooperation Authority (the "Authority") to provide fiscal oversight for Pennsylvania cities (primarily Philadelphia) suffering recurring financial difficulties. The Authority is broadly empowered to assist cities in avoiding defaults and eliminating deficits by encouraging the adoption of sound budgetary practices and issuing bonds. In order for the Authority to issue bonds on behalf of the City, the City and the Authority entered into an intergovernmental cooperative agreement providing the Authority with certain oversight powers with respect to the fiscal affairs of the City, and in recent years, the Authority has issued approximately $1.76 billion of Special Revenue Bonds on behalf of the City. The City currently is operating under a five year plan approved by the Authority in 1996, with technical amendments officially incorporated on July 18, 1995. The audited balance of the City's General Fund as of June 30, 1996 showed a surplus of approximately $118.5 million, up from approximately $80.5 million as of June 30, 1995.

         The Authority's power to issue further bonds to finance capital projects or deficit expired on December 31, 1994. The Authority's power to issue debt to finance a cash flow deficit expired on December 31, 1996, but its authority to refund outstanding bonds is unrestricted. The Authority had approximately $1.1 billion in Special Revenue Bonds outstanding as of June 30, 1996.

         The foregoing information as to certain Pennsylvania risk factors constitutes only a brief summary, does not purport to be a complete description of Pennsylvania risk factors and is principally drawn from official statements relating to securities offerings of the Commonwealth of Pennsylvania that have come to the Funds' attention and were available as of the date of this Statement of Additional Information.

Special Considerations Regarding Investment in New Jersey Municipal Obligations

         The State of New Jersey and its political subdivisions, agencies and public authorities are authorized to issue two general classes of indebtedness; general obligation bonds and revenue bonds. Both classes of bonds may be included in the New Jersey Muni Portfolio. The repayment of principal and interest on general obligation bonds is secured by the full faith and credit of the issuer, backed by the issuer's taxing authority, without recourse to any special project or source of revenue. Special obligation or revenue bonds may be repaid only from revenues received in connection with the project for which the bonds are issued, special excise taxes, or other special revenue sources and generally are issued by entities without taxing power. Neither the State of New Jersey nor any of its subdivisions is liable for the repayment of principal or interest on revenue bonds except to the extent stated in the preceding sentences.

         General obligation bonds of the state are repaid from revenues obtained through the state's general taxing authority. An inability to increase taxes may adversely affect the state's ability to authorize or repay debt.

         Public authorities, private non-profit corporations, agencies and similar entities of New Jersey ("Authorities") are established for a variety of beneficial purposes, including economic development, housing and mortgage financing, health care facilities and public transportation. The Authorities are not operating entities of the State of New Jersey, but are separate legal entities that are managed independently. The state oversees the Authorities by appointing the governing boards, designating management, and by significantly influencing operations. The Authorities are not subject to New Jersey constitutional restrictions on the incurrence of debt, applicable to the State of New Jersey itself, and may issue special obligation or private activity bonds in legislatively authorized amounts.

         An absence or reduction of revenue will affect a bond-issuing Authority's ability to repay debt on special obligation bonds and no assurance can be given that sufficient revenues will be obtained to make such payments, although in some instances repayment may be guaranteed or otherwise secured.

         Various Authorities have issued bonds for the construction of health care facilities, transportation facilities, office buildings and related facilities, housing facilities, pollution control facilities, water and sewerage facilities and power and electric facilities. Each of these facilities may incur different difficulties in meeting its debt repayment obligations. Hospital facilities, for example, are subject to changes in Medicare and Medicaid reimbursement regulations, attempts by Federal and state legislatures to limit the costs of health care and management's ability to complete construction projects on a timely basis as well as to maintain projected rates of occupancy and utilization. At any given time, there are several proposals pending on a Federal and state level concerning health care which may further affect a hospital's debt service obligation.

         Housing facilities may be subject to increases in operating costs, management's ability to maintain occupancy levels, rent restrictions and availability of Federal or state subsidies, while power and electric facilities may be subject to increased costs resulting from environmental restrictions, fluctuations in fuel costs, delays in licensing procedures and the general regulatory framework in which these facilities operate. All of these entities are constructed and operated under rigid regulatory guidelines.

         Some entities which financed facilities with proceeds of private activity bonds issued by the New Jersey Economic Development Authority, a major issuer of special obligation bonds, have defaulted on their debt service obligations. Because these special obligation bonds were repayable only from revenue received from the specific projects which they funded, the New Jersey Economic Development Authority was unable to repay the debt service to bondholders for such facilities. Each issue of special obligation bonds, however, depends on its own revenue for repayment, and thus these defaults should not affect the ability of the New Jersey Economic Development Authority to repay obligations on other bonds that it issues in the future.

         The state has experienced a gradual economic recovery since hitting a recessionary peak during 1992. Recently, the state's unemployment rate has fallen, and job growth has been experienced in several sectors of the state's economy. To the extent that any adverse conditions exist in the future which affect the obligor's ability to repay debt, the value of the Portfolio may be immediately and substantially affected.

         The following are cases presently pending or threatened in which the State has a potential for either a significant loss of revenue or a significant unanticipated expenditure: (i) several labor unions have challenged 1994 legislation mandating a revaluation of several public employee pension funds which resulted in a refund of millions of dollars in public employer contributions to the State and significant ongoing annual savings to the State;
(ii) several cases filed in the State courts challenged the basis on which recoveries of certain costs for residents in State psychiatric hospitals and other facilities are shared between the State Department of Human Services and the State's county governments, and certain counties are seeking the recovery from the Department of costs they have incurred for the maintenance of such residents; (iii) the County of Passaic and other parties have filed suit alleging the State violated a 1984 consent order concerning the construction of a resource recovery facility in that county; (iv) several Medicaid eligible children and the Association for Children of New Jersey have filed suit claiming the Medicaid reimbursement rates for services rendered to such children are inadequate under federal law; (v) a coalition of churches and church leaders in Hudson County have filed suit asserting the State-owned Liberty State Park in Jersey City violates environmental standards; (vi) Waste Management of Pennsylvania, Inc. and an affiliate have filed suit alleging their constitutional rights were violated by the State's issuance of two emergency redirection orders and a draft permit; (vii) representatives of the trucking industry have filed a constitutional challenge to annual hazardous and solid waste licensure renewal fees; (viii) the New Jersey Hospital Association has filed a constitutional challenge to the State's failure to provide funding for charity care costs, while requiring hospitals to treat all patients without ability to pay; (ix) the Education Law Center filed a motion compelling the State to close the spending gap between poor urban school districts and wealthy rural school districts; (x) a group of insurance companies have filed a constitutional challenge to the State's assessment of monies pursuant to the Fair Automobile Reform Act of 1990; (xi) a class action consisting of prisoners with serious mental disorders has been filed against officers of the Department of Corrections, alleging sex discrimination, violation of the Americans with Disabilities Act of 1990, and constitutional violations; (xii) a class action has been brought in federal court challenging the State's method of determining the monthly needs of a spouse of an institutionalized person under the Medicare Catastrophic Act; (xiii) several suits have been filed against the State in federal court alleging that the State committed securities fraud and environmental violations in the financing of a new Atlantic City highway and tunnel; (xiv) a class action has been filed against the State alleging the State's breach of contract for not paying certain Medicare co-insurance and deductibles; and (xv) an action has been filed challenging the State's issuance of bonds to fund the accrued liability in its pension funds under the Pension Bond Financing Act of 1997.

         Although the Portfolio generally intends to invest its assets primarily in New Jersey Municipal Obligations rated no lower than A, MIG2 or Prime-1 by Moody's or A SP-1 or A-1 by S&P, there can be no assurance that such ratings will remain in effect until the bond matures or is redeemed or will not be revised downward or withdrawn. Such a revision or withdrawal may have an adverse affect on the market price of such securities.

                            PERFORMANCE CALCULATIONS

         The "yield" and "effective yield" of the Government Cash and Tax-Exempt Cash Portfolios (the "Cash Portfolios"), and the "tax-equivalent yield" of the Tax-Exempt Cash Portfolio, are calculated according to formulas prescribed by the Commission. The standardized seven-day yield of each of these Portfolios is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Portfolio having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in the Cash Portfolios includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares, net of all fees, other than nonrecurring account or sales charges, that are charged by the Fund to all shareholder accounts in proportion to the length of the base period and the Portfolio's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. An effective annualized yield for the Cash Portfolios may be computed by compounding the unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

         The Tax-Exempt Cash Portfolio's "7-day tax-equivalent yield" may be computed by dividing the tax-exempt portion of the Portfolio's yield (calculated as above) by one minus a stated Federal income tax rate and adding the product to that portion, if any, of the Portfolio's yield that is not tax-exempt. The Tax-Exempt Cash Portfolio's tax-equivalent yield, and the Cash Portfolios' yield and effective yield, do not reflect any fees charged by the Advisor to its clients. See "Investment Advisor."

         Set forth below is an example, for purposes of illustration only, of the current yield calculations for each of the Cash Portfolios for the seven day period ended October 31, 1996.

                                        Government Cash           Tax-Exempt
                                        Portfolio                 Cash Portfolio
                                        10/31/96                  10/31/96
                                        --------                  --------

7-Day Yield (Net Change
  X 365/7 average net
  asset value)                             5.25%                   3.23%
7-Day Effective Yield                      5.39%                   3.28%
7-Day Tax-Equivalent Yield                 7.61%                   4.68%*

-------------------
* Assumes an effective Federal income tax rate of 31%

         The Commission yield of the Core Fixed Income Portfolio, Muni Intermediate Portfolio and the New Jersey Muni Portfolio for the 30-day period ended October 31, 1996 was 6.46%, 5.75% and 4.63%, respectively. These yields were calculated by dividing the net investment income per share (as described below) earned by the Portfolio during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Portfolio's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                                    Yield   =   2 [(   a-b + 1)6 - 1]
                                                       ---
                                                       cd

                  Where:      a   =     dividends and interest earned during the
                                        period.

                              b   =     expenses accrued for the period net of
                                        reimbursements.

                              c   =     the average daily number of shares
                                        outstanding during the period that
                                        were entitled to receive dividends.

                              d   =     maximum offering price per share
                                        on the last day of the period.

         For the purpose of determining net investment income earned during the period (variable "a" in the formula), interest earned on any debt obligations held by the Core Fixed Income, Muni Intermediate or New Jersey Muni Portfolios is calculated by computing the yield to maturity of each obligation held by the Portfolio based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the particular Portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

         Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter. The Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios' yields do not reflect any fees charged by the Advisor or an Affiliate to its clients. See "Investment Advisor."

         The Muni Intermediate and New Jersey Muni Portfolios' "tax-equivalent" yield is computed by dividing the portion of the yield that is exempt from Federal and/or State income taxes by one minus a stated Federal income tax rate and/or the State income tax rate and by adding that figure to that portion, if any, of the yield that is not tax-exempt. The 30 day tax- equivalent yield for the Muni Intermediate Portfolio and New Jersey Portfolio for the 30-day period ended October 31, 1996 was 8.57% and 7.08%, respectively (assuming a marginal Federal income tax rate of 31% and marginal Pennsylvania and New Jersey income tax rates of 2.80 and 5.28%, respectively).

         The Core Fixed Income, Equity, International, Small Capitalization Equity, Muni Intermediate, New Jersey Muni and Large Cap Value Portfolios each compute their respective average annual total returns by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                             T     =        [( ERV  )1/n - 1]
                                               ---
                                                P

                     Where:  T     =        average annual total return.

                            ERV    =        ending redeemable value
                                            at the end of the period
                                            covered by the computation
                                            of a hypothetical $1,000
                                            payment made at the
                                            beginning of the period.

                              P    =        hypothetical initial
                                            payment of $1,000.

                              n    =        period covered by the computation,
                                            expressed in terms of years.

         The Core Fixed Income, Equity, International, Small Capitalization Equity, Muni Intermediate, New Jersey Muni and Large Cap Value Portfolios compute their aggregate total returns by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                             T        =        [(  ERV  ) - 1]
                                                   ---
                                                    P

         The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. Each Portfolio's average annual total return and aggregate total return do not reflect any fees charged by the Advisor to its clients. See "Investment Advisor."

         Set forth below are the average annual total return figures for the Core Fixed Income, Equity, International, Small Capitalization Equity, Muni Intermediate, Large Cap Value and New

Jersey Muni Portfolios since inception and for the one year and five year periods ended October 31, 1996.


                                                                     Small
                          Core Fixed                                 Capitalization   Muni
                          Income         Equity      International   Equity           Intermediate
                          Portfolio      Portfolio   Portfolio       Portfolio        Portfolio
                          ---------      ---------   ---------       ---------        ---------

1 Year Ended 10/31/96         5.88%         28.65%     13.47%          18.22%            4.67%
5 Years Ended 10/31/96        6.79%         15.34%     11.90%          15.07%             --
Inception to 10/31/96         8.54%         13.22%     11.03%          15.44%            5.42%

                           Large Cap     New
                           Value         Jersey Muni
                           Portfolio     Portfolio

1 Year Ended 10/31/96        17.13%          4.24%
Inception to 10/31/96        14.11%          3.85%


Inception Dates:
Core Fixed Income Portfolio..................................     11/17/88
Equity Portfolio.............................................     07/20/89
International Portfolio......................................     11/17/88
Small Capitalization Equity Portfolio........................     03/01/91
Muni Intermediate Portfolio..................................     06/05/92
Large Cap Value Portfolio....................................     12/31/92
New Jersey Muni Portfolio....................................     11/01/93


         Set forth below are the aggregate total return figures for the Core Fixed Income, Equity, International, Small Capitalization Equity, Muni Intermediate, Large Cap Value and New Jersey Muni Portfolios from inception to October 31, 1996.

Portfolio                        Inception Date          Aggregate Total Return
---------                        --------------          ----------------------
Core Fixed Income                   11/17/88                      91.94%
Equity                              07/20/89                     147.05%
International                       11/17/88                     129.82%
Small Capitalization Equity         03/01/91                     125.63%
Muni Intermediate                   06/05/92                      26.21%
Large Cap Value                     12/31/92                      65.69%
New Jersey Muni                     11/01/93                      12.00%


                               GENERAL INFORMATION

Dividends and Capital Gains Distributions

         Each Portfolio's policy is to distribute substantially all of its net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus). As set forth in the Prospectuses, the Government Cash and the Tax-Exempt Cash Portfolios declare dividends daily and normally distribute substantially all of their net investment income to shareholders monthly; the International, Equity, Small Capitalization Equity and Large Cap Value Portfolios normally distribute substantially all of their net investment income to shareholders in the form of a quarterly dividend and the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios normally distribute substantially all of their net investment income to shareholders in the form of a monthly dividend. If any net capital gains are realized by a Portfolio, that Portfolio normally distributes such gains at least once a year. The amounts of any income dividends or capital gains distributions for a Portfolio cannot be predicted.

         Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

Certain Record Holders

         As of January 31, 1997, the Advisor held of record all of the outstanding shares of each Portfolio. For more information about the Advisor, see "Investment Advisor" in the Prospectus. As of January 31, 1997, the directors/trustees and officers of the Funds collectively owned less than 1% of the outstanding shares of each of the Funds' Portfolios.

                              FINANCIAL STATEMENTS

         The Funds' Financial Statements for the year ended October 31, 1996 and the financial highlights for each of the respective periods presented, appearing in the 1996 Annual Report to Shareholders, and the reports thereon of Coopers & Lybrand L.L.P., the Funds' independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information.

                                OTHER INFORMATION

         The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the Commission under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

         Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS


I.  Description of Bond Ratings

         Excerpts from Moody's description of its highest bond ratings: Aaa -- judged to be the best quality; carry the smallest degree of investment risk; Aa -- judged to be of high quality by all standards; A -- judged to be of upper medium quality; factors giving security to principal and interest considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa -- judged to be of medium quality; lacking outstanding investment characteristics and in fact having speculative characteristics.

         Excerpts from S&P description of its highest bond ratings: AAA -- highest grade obligations; indicates an extremely strong capacity to pay interest and repay principal; AA -- also qualify as high grade obligations; indicates a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree; A -- qualifies as upper medium grade obligations; have strong capacity to pay interest and repay principal, although somewhat more susceptible to adverse effects of change in circumstances and economic conditions than higher rated bonds; BBB -- indicates adequate capacity to pay interest and repay principal, although adverse economic conditions are likely to weaken such capacity.

         Description of Moody's ratings of state and municipal notes: Moody's ratings for state and municipal notes, other short-term obligations and variable rate demand obligations are as follows: MIG-1/VMIG-1 -- Best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing; MIG-2/VMIG-2 -- High quality with margins of protection ample although not so large as in the preceding group.

         Description of Moody's highest commercial paper rating: Prime-1 ("P-1") -- judged to be of the best quality. Issuers rated P-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

         Excerpt from S&P rating of municipal note issues: SP-1+ -- overwhelming capacity to pay principal and interest; SP-1 -- very strong or strong capacity to pay principal and interest.

         Description of S&P highest commercial papers ratings: A-1+ - - this designation indicates the degree of safety regarding timely payment is overwhelming. A-1 -- this designation indicates the degree of safety regarding timely payment is either overwhelming or very strong.

II.  Description of Mortgage-Backed Securities

         Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to an investor such as the Government Cash Portfolio and the Core Fixed Income Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers or poolers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers or poolers, whether or not such securities are subject to guarantees, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.

         About Mortgage-Backed Securities. Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

         Residential mortgage loans are pooled by the Federal Home Loan Mortgage Corporation (FHLMC). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PC's") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

         The Federal National Mortgage Association (FNMA) is a Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

         The principal Government guarantor of mortgage-backed securities is the Government National Mortgage Association (GNMA). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. FNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by Governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies.

         The Funds expect that Governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, each of the Government Cash Portfolio and the Core Fixed Income Portfolio will, consistent with its investment objective and policies, consider making investments in such new types of securities.

         Underlying Mortgages. Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Core Fixed Income Portfolio may purchase pools of variable rate mortgages (VRM), growing equity mortgages
(GEM), graduated payment mortgages (GPM) and other types where the principal and interest payment procedures vary. VRMs are mortgages which reset the mortgage's interest rate periodically with changes in open market interest rates. To the extent that the Portfolio is actually invested in VRMs, the Portfolio's interest income will vary with changes in the applicable interest rate on pools of VRMs. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Portfolio's net asset value since the prices at which these securities are valued will reflect the payment procedures.

         All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, some mortgages included in pools are insured through private mortgage insurance companies.

         Average Life. The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

         As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed rate 30 year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life.

         Returns on Mortgage-Backed Securities. Yields on mortgage-backed pass-through securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield.

         Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of the Portfolios which invest in them. The compounding effect from reinvestments of monthly payments received by a Portfolio will increase its yield to shareholders, compared to bonds that pay interest semi-annually.

III. Description of U.S. Government Securities and Certain Other Securities

         The term "U.S. Government securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

         U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored enterprises or instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, an investor must look principally to the agency, enterprise or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency, enterprise or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export Import Bank, Farmers Home Administration, Federal Financing Bank and others. Certain agencies, enterprises and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies, enterprises and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies, enterprises and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. Government.

         Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority.

         An instrumentality of the U.S. Government is a Government agency organized under Federal charter with Government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Overseas Private Investment Corporation, Federal Home Loan Banks, the Federal Land Banks,

Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association.

         International institutions that issue securities which the Core Fixed Income Portfolio may purchase include the Asian Development Bank, Inter-American Development Bank and the International Bank for Reconstruction and Development (the "World Bank").

IV.  Description of Municipal Obligations

         Municipal Obligations generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal Obligations may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loan to other public institutions and facilities.

         The two principal classifications of Municipal Obligations are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Tax-Exempt Cash Portfolio may also invest in tax-exempt industrial development bonds, short-term municipal obligations (rated SP-1+ or SP-1 by S&P or MIG-1/VMIG-1 by Moody's), project notes, demand notes and tax-exempt commercial paper (rated A-1+ or A-1 by S&P or P-1 by Moody's), and municipal bonds with a remaining effective maturity of 13 months or less (rated AA or better by S&P or Aa or better by Moody's).

         Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and Short-Term Discount Notes. Project Notes are instruments guaranteed by the Department of Housing and Urban Development but issued by a state or local housing agency. While the issuing agency has the primary obligation on Project Notes, they are also secured by the full faith and credit of the United States.

         Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Note obligations with demand or put options may have a stated maturity in excess of 13 months, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay in its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. The demand notes in which the Tax-Exempt Cash Portfolio will invest are payable on not more than thirteen months notice.

         The yields of Municipal Obligations depend on, among other things, general money market conditions, conditions in the Municipal Obligation market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's and S&P represent their opinions of the quality of the Municipal Obligations rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields, while Municipal Obligations of the same maturity and coupon, but with different ratings may have the same yield. It will be the responsibility of the Advisor to appraise independently the fundamental quality of the bonds held by the Tax-Exempt Cash Portfolio.

         Municipal Obligations are sometimes purchased on a "when issued" basis, which means the buyer has committed to purchase certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment cancelled.

         From time to time proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Obligations. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the

Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios to achieve their investment objectives. In that event the Funds' Board members and officers would reevaluate the Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios' investment objectives and policies and consider recommending to their shareholders changes in such objectives and policies.

V.  Foreign Investments

         Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Because the stocks of foreign companies are frequently denominated in foreign currencies, and because the Equity, International, Small Capitalization Equity and Large Cap Value Portfolios may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Equity, International, Small Capitalization Equity and Large Cap Value Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the International Portfolio permit the Portfolio to enter into forward foreign currency exchange contracts in order to hedge the Portfolio's holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

         As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in foreign countries.

         Although the Equity, International, Small Capitalization Equity and Large Cap Value Portfolios will endeavor to achieve most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

         Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the foreign companies comprising the Equity, International, Small Capitalization Equity and Large Cap Value Portfolios.